SEC File No. 333-01161
                                           SEC File No. 811-02047

      As filed with the Securities and Exchange Commission
                        on April 30, 1997

_________________________________________________________________
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549
                            FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.                              [ ]
     Post-Effective Amendment No.  1                          [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 13                                         [X]

                (Check appropriate box or boxes)

                MBL VARIABLE CONTRACT ACCOUNT-2
(Previously known as Mutual Benefit Variable Contract Account-2)
                   (Exact name of Registrant)

                 MBL LIFE ASSURANCE CORPORATION
     Successor to The Mutual Benefit Life Insurance Company
                      (Name of Depositor)

                        520 Broad Street
                 Newark, New Jersey 07102-3111
      (Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number, including Area Code: 1-800-435-3191

                     Judith C. Keilp, Esq.
                            Counsel
                 MBL Life Assurance Corporation
                        520 Broad Street
                 Newark, New Jersey 07102-3111
            (Name and Address of Agent for Service)
_________________________________________________________________

This amendment shall become effective on May 1, 1997, pursuant to rule 485(b) under the Securities Act of 1933.

Pursuant to Rule 24f-2 under the Securities Act of 1933, the Registrant has elected to register an indefinite amount of securities. Pursuant to Rule 24f-2(b)(2), the Registrant was not required to file a Rule 24f-2 Notice for its fiscal year ended December 31, 1996, because it did not sell any securities pursuant to such declaration during such fiscal year. (All securities sold during such year were previously registered pursuant to Rule 24e-2 under the Securities Act.)

Pursuant to Rule 24f-2(a)(2), the Registrant hereby elects to terminate its declaration filed pursuant to Rule 24f-2(a)(1).

                 MBL VARIABLE CONTRACT ACCOUNT-2

                       previously known as
           MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-2
   ___________________________________________________________

                      CROSS REFERENCE SHEET

     Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-4.

     Item Number         Heading in Prospectus

          1              Cover Page

          2              Index of Terms

          3              Summary of Group Variable
                           Annuity Contracts

          4              Performance Related Information;
                            Accumulation Unit Values

          5              The Account:
                         The Fund

          6              Charges and Expenses

          7              Accumulation Account;
                         General Rights;
                         Other Contract Provisions

          8              Annuity

          9              Accumulation Accounts - Death Benefit

          10             Accumulation Accounts

          11             Accumulation Account - Redemption

          12             Federal Income Tax Status

          13             Legal Developments

          14             Statement of Additional Information
                           Table of Contents
     ____________________________________________________________

                 MBL Variable Contract Account-2
                 MBL Life Assurance Corporation
           520 Broad Street, Newark, New Jersey  07102

                           May 1, 1997

     The group variable annuity contracts (the "Contracts") described in this Prospectus were issued by the Mutual Benefit Life Insurance Company ("Mutual Benefit Life") and assumptively reinsured by MBL Life Assurance Corporation ("MBL Life") to provide for retirement payments and other benefits for persons covered ("Participants") under plans qualified for federal income tax advantages ("Qualified Plans") under Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). Contracts were issued to employers or associations which established Qualified Plans or to trustees or custodians serving in conjunction with such Plans (Contract Holders". The Contracts provide benefits for Participants covered under those Plans and their beneficiaries. In most cases, a Group Fixed Annuity Companion Contract (the "Companion Contract"), which is not described in this Prospectus, was also issued to the Contract Holder.

     Sales of new Contracts ceased July 16, 1991. MBL Life does not intend to resume sales of new Contracts. As of April 23, 1996, however, additional purchase payments are being accepted from existing and new Participants under existing Contracts.

     Under the Contracts, purchase payments will be accumulated before retirement ("Accumulation Period"), and annuity payments can be received after retirement ("Annuity Period"), on a variable basis. Variable accumulations and variable annuity payments are funded through MBL Variable Contract Account-2 (the "Account"), which is a "separate account" of MBL Life. The Account invests in shares of MBL Growth Fund, Inc. (the "Fund"), a mutual fund with the primary investment objective of long-term appreciation of capital.

     All Contracts, were assumed and reinsured as of May 1, 1994 by MBL Life, in accordance with the Rehabilitation Plan of Mutual Benefit Life as approved by the Superior Court of New Jersey. Substantially all of the assets and certain liabilities, including all insurance liabilities, of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 (the "Transfer"). In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. MBL Life agreed to assume all the assets and liabilities of the Account. (See "The Account" - Legal Developments".)

     This Prospectus sets forth concisely the information about the Account that Contract Holders and Participants should know before investing. Additional information about the Account has been filed with the Securities and Exchange Commission (the "SEC") including a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from MBL Life. Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT -2, or telephone:
1-800-435-3191. Contract Holder or Participant inquiries may be made to the same address or telephone number. The table of contents for the Statement of Additional Information appears on page 21.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOT HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF MBL GROWTH FUND, INC.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

The date of the Statement of Additional Information is May 1,
1997.


                                   Page

SUMMARY OF GROUP VARIABLE
ANNUITY CONTRACTS
Fee Table                           3
Eligible Contract Holders           4
Basic Provisions                    4
Variable Accumulation Account       4
Variable Annuity                    4
Assumption of Risks                 5
Redemption and Death Benefit        5

ACCUMULATION UNIT VALUES            5

FINANCIAL STATEMENTS                6

PERFORMANCE RELATED INFORMATION     6

THE ACCOUNT
Organization                        7
Legal Developments                  7
Assets                              8
Administration and Distribution     8

THE FUND                            8

CHARGES AND EXPENSES
Premium Tax                         9
Charges for Expense Risk, Mortality
 Risk and Minimum Death Benefit     9
Investment Advisory Fee             9
Other Charges                       9

ACCUMULATION ACCOUNT
Purchase Payments                   9
Variable Accumulation Account      10
Transfers                          10
Redemption                         11
Death Benefit                      12

ANNUITY
Annuity Commencement Date          12
Purchase of Annuity                12
Forms of Annuity                   13
Annuity Payments                   13
Variable Annuity Unit Value        14

GENERAL RIGHTS
Voting Rights                      14
Confirmation of Transactions       14
Reports                            15
457 Plan Participants              15

FEDERAL INCOME TAX STATUS
Introduction                       15
Taxation of MBL Life               15
Tax Status of the Contract         16
Retirement Plans                   16
Taxation of Distributions          17
Withholding                        18
Possible Changes in Taxation       18
Other Tax Consequences             18

OTHER CONTRACT PROVISIONS
Beneficiary                        19
Non-Assignability                  19
Portability                        19
Failure of Plan to Qualify         19
Discontinuance                     19
Transfer to New Funding Agency     20
Changes in Contract                20
Other Changes                      20

STATEMENT OF ADDITIONAL INFORMATION
Table of Contents                  21

INDEX OF TERMS
The following terms are explained on the pages indicated.
Account                             1
Accumulation Period                 1
Annuity Commencement Date          12
Annuity Period                      1
Beneficiary                        19
Code                                1
Companion Contract                  1
Contract Holder                     1
Contracts                           1
First Priority                      8
Fund                                1
401(a) Plan                     4, 17
403(b) Plan                     4, 17
457 Plan                        4, 17
IRA Plan                        4, 17
MBL Life                            1
Mutual Benefit Life                 1
Net Purchase Payment                4
1940 Act                            7
Participant                         1
Qualified Plan                      1
Rehabilitation Plan                 1
SEC                                 1
Valuation Date                     10
Variable Accumulation Account       4
Variable Accumulation Unit         10
Variable Annuity                    4
Variable Annuity Unit              14

           SUMMARY OF GROUP VARIABLE ANNUITY CONTRACTS

Fee Table

     The purpose of the Fee Table is to help Contract Holders and Participants (see "Basic Provisions") understand the various Account and Fund expenses which they will bear, directly or indirectly. The Fee Table, including the Example below, shows the expenses that are deducted from both the Account and the Fund. For a description of the Account's expenses, see "Charges and Expenses". For a description of the Fund's expenses, see "Management" in the Fund Prospectus.

     Account Annual Expenses (as a percentage of average daily
Account value)

     Expense Risk Charge                          0.25%
     Mortality Risk and Death Benefit Charge      0.12%
     Total Account Annual Expenses                0.37%

     Fund Annual Expenses (as a percentage of Fund's daily average net assets)

     Management Fees                              0.44%
     Other Expenses                               0.39%
     Total Fund Expenses                          0.83%

     Example

          A $1,000 investment in the Account would be subject to the expenses indicated, assuming (1) a 5.0% annual return and (2) redemption at the end of each time period shown;*

       1 year       3 years      5 years    10 years
         $12          $38          $66         $145

          This example should not be considered a representation of past or future expenses for the Account.

          Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.

          The expenses listed above do not include premium taxes, currently charged by various states of up to 3.5%, which will be deducted and paid to the states as required. (See
     "Charges and Expenses - Premium Tax".)

          ________________________________________________
          * There are no charges imposed upon redemption.


Eligible Contract Holders

     The Contracts described in this Prospectus are designed to provide variable benefits for the following Qualified Plans:

     1. employees covered under annuity purchase arrangements adopted pursuant to Section 403(b) of the Code by public school systems and non-profit organizations described in Section
        501(c)(3) of the Code ("403(b) Plans"), including former employees who have been covered under other such annuity purchase arrangements and have not withdrawn their account balances;

     2. employees covered under plans maintained by corporations, partnerships and sole proprietorships which are qualified under
        Section 401(a) of the Code ("401(a) Plans");

     3. employees covered under deferred compensation plans qualified under Section 457 of the Code ("457 Plans");

     4. employees covered under individual retirement account plans qualified under Section 408 of the Code ("IRA Plans" or "408 Plans").

     The Code affords certain federal income tax advantages to employers, employees and beneficiaries covered under these plans.
(See "Federal Income Tax Status".)

Basic Provisions

     Net Purchase Payments made for or by Participants are invested during the Accumulation Period before retirement. "Net Purchase Payment" means the amount of a purchase payment for a Participant, less any premium tax. At retirement, the current value of the accumulation may be used to buy annuities designed to provide Participants with monthly payments for life or shorter specified periods, during the Annuity Period following retirement.

     The Companion Contract, which is not described in this Prospectus, was issued to the Contract Holder in conjunction with each Contract issued. The charges and benefits under the Companion Contract are included in the terms of that contract, which is separate from the Contracts described in this Prospectus.

     New Participants, participating in plans qualified under
Section 408 of the Code and, for residents of New York, plans qualified under Section 403(b), are entitled to a return of their initial premium payments without cost within ten days of purchase under a ten-day revocation provision.

     Variable Accumulation Account. Under the Contract, Net Purchase Payments and/or permitted transfers from the Companion Contract and/or MBL Variable Contract Account-7 ("VCA-7") are allocated to an Account established on behalf of a Participant ("Variable Accumulation Account"). (See "Transfers".) Amounts allocated to a Variable Accumulation Account are placed in the Account. The assets of the Account are invested in shares of the Fund, a mutual fund with the primary investment objective of long-term appreciation of capital. The value of a Participant's Variable Accumulation Account varies up or down from day to day, depending on the value of the securities owned by the Fund, and no assurance of investment results is made.

     Variable Annuity. The funds used to buy a variable annuity remain in the Account. Since the Account invests in shares of the Fund, the dollar amount of variable annuity payments varies up and down from month to month, depending on the value of the securities owned by the Fund, and no assurance of investment results is made.

Assumption of Risks

     MBL Life assumes the expense and mortality risks under the Contracts. In doing so, it agrees (1) to pay all expenses during the life of the Contracts, even if the charges made under the Contracts do not cover the actual expenses incurred, (2) to continue making life annuity payments under the Contracts, even if Annuitants, as a class, live longer than actuarially assumed, and, (3) to pay the minimum death benefit due. (See "Accumulation Account - Death Benefit".) A charge is imposed on the Account for MBL Life's assumption of these risks. (See "Charges and Expenses - Risk and Death Benefit Charges".)

Redemption and Death Benefit

     Subject to any Qualified Plan restriction, the current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, at any time before the annuity payments begin (the "Annuity Commencement Date") under a Contract. (See "Accumulation Account - Redemption".) A penalty and/or tax may be incurred under the Code upon withdrawal of amounts accumulated under the Contracts offered by this Prospectus, including a 10% penalty generally imposed on the taxable amount of withdrawals prior to age 59 1/2 (subject to certain exceptions). (See "Federal Income Tax Status".)

     If a Participant dies before retirement, his or her beneficiary receives the greater of either (1) the current value of the Participant's Variable Accumulation Account as of the date MBL Life receives due proof of death, or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant.

                    ACCUMULATION UNIT VALUES

     The Accumulation Unit values as of the beginning of the period and the end of the period for each of the last ten fiscal years, as well as the total number of Accumulation Units outstanding at the end of each fiscal year, are as follows:

                      Accumulation   Accumulation   Number of
                        Unit Value-    Unit Value-    Units
                        Beginning      End          Outstanding
   Year Ending          of Period    of Period      End of Period

  December 31, 1996   $116.231       $144.176         287,783
  December 31, 1995     86.596        116.231         307,509
  December 31, 1994     85.055         86.596         328,954
  December 31, 1993     75.010         85.055         354,251
  December 31, 1992     65.668         75.010         379,590
  December 31, 1991     53.234         65.668         494,857
  December 31, 1990     56.416         53.234       1,014,455
  December 31, 1989     44.032         56.416         909,129
  December 31, 1988     34.625         44.032         810,345
  December 31, 1987     35.483         34.625         794,267


                      FINANCIAL STATEMENTS

     The financial statements for the Account (as well as the auditor's report thereon) may be found in the Account's 1996 Annual Report, which is incorporated by reference into the Account's Statement of Additional Information. The Account will furnish without charge an additional copy of the Annual Report upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2, or by telephoning 1-800-435-3191.

The financial statements of MBL Life may be found in the Statement of Additional Information.

                 PERFORMANCE RELATED INFORMATION

     The Account may from time to time advertise "average annual total return". Average annual total return measures the change in the value of an investment in the Account's Variable Accumulation Units over the periods illustrated. (See "Variable Accumulation Account".) This performance-related information is based upon the Account's past performance. The investment return and principal value on an investment in the Account's units will fluctuate so that the units, when redeemed, may be worth more or less than their original cost.

     When the Account advertises its average annual total return, it will be calculated for one year, five years and ten years and will assume a total redemption at the end of each period.
Average annual total return is calculated by comparing the value of a hypothetical $1,000 investment in the Account at the beginning of the relevant period to the value of the investment at the end of the period assuming a redemption of all Variable Accumulation Units (see "Variable Accumulation Account") at the end of the period. (See the Account's Statement of Additional Information, "Calculation of Performance Data".) There are no nonrecurring charges to be deducted upon a redemption of all units.

     Average annual total return at the Account level includes all recurring Contract charges currently applicable. The only Contract charges currently applicable is a charge of 0.37%, of which 0.25% is allocated for MBL Life's assumption of expense risks and 0.12% is allocated for its assumption of mortality risks and the provisions of the minimum death benefit (see "Charges and Expenses - Charges for Expense Risk, Mortality Risk and Minimum Death Benefit", and "Accumulation Account - Death Benefit"). The one-time Participant enrollment fee (up to $15.00) and annual administration charge (up to $10.00 and up to $0.50 per purchase payment and transfer, or 2.00% of accumulation accounts, if less) which were deducted until December 31, 1988, and which were eliminated as of January 1, 1989, are included in the average annual total return figures illustrated. The total return figures, as illustrated, do not take into account any sales charge which would have been deducted from the purchase payment, if made prior to January 1, 1989. The inclusion of the sales charge in the total figures would have reduced the average annual total return illustrated for each period.

     The Account may from time to time advertise a comparison of its average annual total return to the Standard and Poor's 500 Stock Index (S&P 500) which represents an unmanaged, weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. As a benchmark, this index is not subject to any charges for investment advisory or other expenses of the type charged at either the Account or the Fund level. Therefore, the comparison shown in any advertising by the Account, with this benchmark, may be of limited use.

     To calculate the average annual total return, the value of a Variable Accumulation Account terminated on December 31, 1996 is divided by the $1,000 purchase payment made by a Participant at the beginning of each period illustrated. The result of that calculation is the total growth rate for that period. The total growth rate is then "annualized" to obtain the average annual percentage increase (decrease) during the period illustrated. An annualized rate assumes that a single rate of return, applied each year during the period illustrated, will produce the ending value, taking into account the effect of compounding.

                           THE ACCOUNT

Organization

     The Account is registered with the SEC as an investment company, in the form of a "unit investment trust", under the Investment Company Act of 1940 (the "1940 Act"). Registration under the 1940 Act involves regulation by the SEC, but does not involve supervision or management of investment practices or policies of either the Account or the Registrant. The Account was established in 1969 under New Jersey law pursuant to a resolution of the Board of Directors of Mutual Benefit Life. The assets and liabilities of the Account were transferred to a separate account of MBL Life as of May 1, 1994 pursuant to a resolution of the Board of Directors of MBL Life.

     MBL Life is a New Jersey stock life insurance company, incorporated in 1972, with its principal office at 520 Broad Street, Newark, New Jersey. Its stock is held in a Stock Trust, with the New Jersey Commissioner of Banking and Insurance as Trustee, pursuant to the Rehabilitation Plan of Mutual Benefit Life, MBL Life's former parent.

Legal Developments

     The Account was originally a separate account of Mutual Benefit Life. On July 16, 1991, the Superior Court of New Jersey ("Court") entered an Order ("Order") appointing the Insurance Commissioner of the State of New Jersey as Rehabilitator of Mutual Benefit Life, thereby granting the Rehabilitator immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including those of the Account.

     In view of the terms and conditions of the Order, on July 16, 1991, Mutual Benefit Life, on behalf of the Account, immediately ceased acceptance of applications for new Contracts and additional purchase payments under existing Contracts. The cessation of additional purchase payments continued from July 16, 1991 until April 23, 1996. Because the Account was a separate account of Mutual Benefit Life, the assets and liabilities of the Account were maintained separate and apart from Mutual Benefit Life's general account assets and liabilities. Transfers to the VCA-7 Contract were temporarily suspended. Transfers from the Account to the Companion Contract were temporarily prohibited and withdrawals from the Companion Contract were restricted during the Rehabilitation Period. Death benefit payments upon the death of each Participant continued to be made to the beneficiaries.

     A Rehabilitation Plan confirmed by the Court in January 1994, stipulated that the assets and liabilities of the Account would be transferred from Mutual Benefit Life to a separate account of MBL Life. The transfer was effected pursuant to an assumption reinsurance transaction on May 1, 1994. Under the Rehabilitation Plan, MBL Life assumed substantially all of the business, assets and liabilities of Mutual Benefit Life. MBL Life will operate under and is governed by the terms and conditions of the Rehabilitation Plan until the termination of the Rehabilitation Period, not later than December 31, 1999. While the Rehabilitation Plan was developed based on the Rehabilitator's best estimates, no assurance can be provided that the Rehabilitation Plan will ultimately be successful. For more information, see the financial statements of MBL Life contained in the Statement of Additional Information.

     As of May 1, 1994, all of the issued and outstanding shares of MBL Life were placed in a Stock Trust which is to terminate at the end of the Rehabilitation Period. The Commissioner of Insurance was appointed Trustee of the Stock Trust. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

     MBL Life reserves all rights regarding the use of its name, or any part of its name, including the right to withdraw its use by the Account or to grant its use to any other investment company or entity.

Assets

     The assets placed in the Account include (1) amounts allocated to provide Variable Accumulation Accounts or variable annuities under the Contracts and (2) advances made by MBL Life for support of its obligations under the Contracts.

     While the Account is an asset of MBL Life, it is held separately from all other assets of MBL Life. The Contracts provide that any income, gains or losses, whether or not realized, from assets allocated to the Account, in accordance with the Contract, are credited to or charged against the Account without regard to any other income, gains or losses of MBL Life. The assets of the Account may not be charged with liabilities arising out of any other business of MBL Life. The Contracts also provide that MBL Life shall maintain the assets of the Account in an amount at least equal to the amount required for MBL Life to meet its obligations under the Contracts, as determined at least once each year. MBL Life will transfer cash from its general account to make up any deficiency in the Account and, conversely, may transfer any excess assets in cash from the Account to its general account or hold any such excess in the Account.


Administration and Distribution

     The Account has no directors, officers, or employees. First Priority Investment Corporation ("First Priority") serves as the Account's principal underwriter. First Priority is a wholly-owned indirect subsidiary of MBL Life. First Priority also serves as principal underwriter for MBL Variable Contract Account-3, and MBL Variable Contract Account-7, which are other separate accounts of MBL Life, and as distributor for mutual funds sponsored by MBL Life. First Priority also engages in the sale of other investment company securities and other financial products. Administrative services necessary for the operation of the Account and the Contracts are provided by MBL Life. These administrative services include, but are not limited to, processing purchase payments, annuity payments, redemptions and transfers; making commission payments; furnishing confirmation notices and periodic reports; preparing prospectuses, voting materials and tax reports; and providing or arranging for accounting, actuarial and legal services.

                            THE FUND

     The primary objective of the Account is to provide annuity payments which are designed to guard against adverse changes in the cost of living both during the Accumulation Period and during the Annuity Period. In seeking to achieve this objective, the assets of the Account are invested in shares of the Fund, a mutual fund investing primarily in common stocks and other equity type investments. Information about the Fund, including its investment objectives and policies, is set out in the Fund prospectus which should be read together with this Prospectus.
No assurance can be given that the Account or the Fund will achieve is objective. The investor should read the Fund's prospectus carefully before investing. Copies of the Fund's Prospectus and Statement of Additional Information are available upon request and without charge from MBL Life. Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL Variable Contract Account-2, or telephone: 1-800-435-3191.

     The Fund's investment adviser is Markston Investment Management ("Markston"), a partnership between Markston International, Inc. and MBL Sales Corporation ("MBL Sales"). MBL Sales is a wholly-owned indirect subsidiary of MBL Life.


     The Account buys Fund shares with no sales load. Any dividend or capital gains distribution received from the Fund is ordinarily credited in the form of additional Fund shares. To the extent necessary to make payments promised under the Contracts, the Account redeems Fund shares at net asset value with no redemption fee.

                      CHARGES AND EXPENSES

Premium Tax

     Premium taxes, ranging up to 3.50%, are currently levied by certain states. If premium taxes are incurred by the Account, a charge for the amount of these taxes will be made when the taxes are incurred.

Charges for Expense Risk, Mortality Risk and Minimum Death
Benefit

     A charge at the annual rate of 0.37% is made daily against each Participant's Variable Accumulation Account and against each Annuitant's variable annuity. The allocation of the charge during the Accumulation Period is 0.25% for MBL Life's assumption of expense risks and 0.12% for its assumption of mortality risks and the provision of the minimum death benefit. After the commencement of annuity payments, all of this 0.37% is for mortality risks. MBL Life reserves the right based on its experience in administering the Contracts, to alter the allocation of the charge between these items.

     If these charges are less than the expenses assumed, MBL Life may suffer a loss. However, if the charges are more than the expenses assumed by MBL Life, then there will be a contribution to MBL Life's surplus, which may be used for any legitimate corporate purpose, including distribution of the Contracts.

Investment Advisory Fee

     For the investment advisory services of Markston, the Fund pays a periodic fee based on a percentage of net assets. The fee is reflected in the net asset value computation for the Fund, computed and accrued daily and paid quarterly.

     The investment advisory compensation arrangement as well as the expenses of the Fund are fully described in the Fund's prospectus and the Fund's Statement of Additional Information.

Other Charges

     Currently, no charges are made against the Account for MBL Life's federal income taxes, or provisions for such taxes, that may be attributable to the Account. MBL Life may charge the Account for its portion of any income tax charged to MBL Life on the Account or its assets. Under present laws, MBL Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, MBL Life may decide to make charges for such taxes, or provisions for such taxes, against the Account. Any charges made against the Account could have an adverse effect on the investment experience of the Account.

                      ACCUMULATION ACCOUNT
Purchase Payments

     Initial Net Purchase Payments are invested at the value next computed, not later than two business days, after an application in good order and payment has been received by MBL Life at its Home Office in Newark, New Jersey.

     The Contracts offer flexible purchase payment arrangements which may be tailored for individual plans as follows:

     Frequency. Purchase payments may be made for active
     Participants whenever desired, except not more frequently than every two weeks.

     Amount. Under 401(a), 403(b), 408, and 457 Plans, the annuity purchase agreement or salary reduction agreement, between each Participant and his or her employer must specify that contributions on the Participant's behalf will be at least $240 during each year under the Plan.

     Continuity. Purchase payments for a Participant may be discontinued at any time, without any effect on the Participant's rights under the Contract. Purchase payments may be resumed at a later date at no additional charge.

Variable Accumulation Account

     Net Purchase Payments and any transfers from VCA-7 are allocated to a Participant's Variable Accumulation Account are applied to purchase Variable Accumulation Units. Each Variable Accumulation Unit represents a proportionate interest in the assets of the Account. The investment performance of the Fund and deduction of charges and expenses (see "Charges and Expenses") affect the value of the Variable Accumulation Units as described below.

     The number of Variable Accumulation Units purchased is equal to each Net Purchase Payment, divided by the current dollar value of a Variable Accumulation Unit, after the initial purchase payment, at the value next computed after receipt of each purchase payment.

     The value of a Variable Accumulation Unit was $10 for January 21, 1971, the day when sales of the Contracts commenced.
For a list of the Variable Accumulation Unit values on the last
Valuation Date of each of the last ten fiscal years, see
"Accumulation Unit Values".

     The Variable Accumulation Unit is calculated as of the end of each Valuation Date, which is a day when the New York Stock Exchange is open for trading. For any Valuation Date, the Variable Accumulation Unit value is equal to the value for the preceding Valuation Date multiplied by the Net Investment Factor for the current Valuation Date. For any day which is not a Valuation Date, the Variable Accumulation Unit value is equal to the value for the following Valuation Date. The Variable Accumulation Unit value may vary either up or down on each Valuation Date.

     The Net Investment Factor for any Valuation Date is equal to the Gross Investment Factor less a deduction at an effective annual rate of 0.37% for the expense and mortality risk and death benefit charges. The Gross Investment Factor as of a Valuation Date is equal to (1) the net asset value of a Fund share computed as of the close of regular trading on the New York Stock Exchange on that date, plus the per share amount of any dividends and other distributions made by the Fund since the preceding Valuation Date, less a deduction for any applicable taxes (at present, no such federal tax is payable), divided by (2) the net asset value of a Fund share computed as of such close on the preceding Valuation Date. For a hypothetical example illustrating the computation of the Variable Accumulation Unit value and the Net Investment Factor, see the Account's Statement of Additional Information. In effect, each Net Purchase Payment (after the first) is invested in Variable Accumulation Units at the value next computed after receipt of such payment by MBL Life. Thereafter, Variable Accumulation Units credited under a Contract will vary up or down in value, depending on the value of the Fund shares held by the Account.

Transfers

     Transfers between the Companion Contract and the Variable Accumulation Account will be subject to the transfer provisions contained in the Companion Contract, including any limitations or restrictions contained in that contract. Transfers may be made only on a Valuation Date as defined in this Prospectus. All transfers will be based on the Variable Accumulation Unit value calculated on the effective date of the transfer.

     MBL Life reserves the right to impose restrictions upon the transfer privilege at any time, upon 30 days written notice to each Contract Holder affected. In such event, transfers will be permitted only once a quarter. This restriction may only be applied to Contracts to the extent that (1) the expected total annual deposit by a Contract Holder on behalf of all Participants to both the Variable Accumulation Account and the Companion Contract and VCA-7 Contract, if any, is $3 million or more, or
(2) there are existing plan assets under the Contracts representing purchase payments made by the employer, association or corporation sponsoring the plan, other than as a result of a Participant salary reduction arrangement, or (3) the plan sponsor controls the allocation of contributions among this VCA-2 Contract, the Companion Contract, and the VCA-7 Contract, or (4) the plan sponsor controls transfers among the VCA-2 Contract, the Companion Contract and the VCA-7 Contract before imposing such a restriction. MBL Life will submit appropriate changes to the Contract to the state insurance commissions for approval as required.

     To the extent that a VCA-2 Contract Holder also holds a contract for VCA-7, the Contract Holder may provide Qualified Plan Participants the opportunity to accumulate retirement and other benefits through pooled investments in short-term debt instruments. The objective of VCA-7 is to provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.

     If a VCA-7 Contract was issued, amounts may be transferred between a Qualified Plan Participant's Variable Accumulation Account under the VCA-2 Contract to the VCA-7 Contract as described under "Transfers" except that transfers to the VCA-7 Contract may not exceed one per quarter. Transfers to the VCA-7 Contract are subject to the charges, limitations and restrictions contained in the VCA-7 Contract. Amounts transferred to a VCA-2 Contract from a VCA-7 Contract will be subject to charges imposed under those contracts.

     Until the termination of the Rehabilitation Period, no later than December 31, 1999, transfers from the Variable Accumulation
Account under the VCA-2 Contract to the Companion Contract may only be made upon retirement. (See "The Account - Legal
Developments".)

     Variable Accumulation Account values will also be transferred to the Companion Contract upon the death of a Participant (see "Accumulation Account - Death Benefit"), or if a
Qualified Plan fails to qualify under the Code (see "Other
Contract Provisions - Failure of Plan to Qualify").

     A VCA-7 prospectus is available upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520
Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE
CONTRACT ACCOUNT-7 or by telephoning 1-800-435-3191.

Redemption

     The current value of a Participant's Variable Accumulation Account may be withdrawn or transferred to another tax qualified investment, in whole or in part, at any time before his or her Annuity Commencement Date under the Contract. However, under 401, 403(b) or 457 Plans, the withdrawal right may be restricted in accordance with applicable federal income tax law. (See "Federal Income Tax Status".)

     Certain plans may require forfeiture of non-vested employer contributions, such as upon termination of employment, and may also provide that certain contributions may not be withdrawn until the occurrence of a specified event, such as attainment of age 59 1/2. The terms of your plan should be reviewed to determine if contributions on your behalf are so restricted. Any partial redemption must amount to at least $240.

     Redemption is effected by canceling a sufficient portion of the Variable Accumulation Account to pay the amount requested. The number of units canceled in the Variable Accumulation Account is based on their value next computed after receipt of a written request by MBL Life. Requests may be made on forms provided to Contract Holders by MBL Life, or by letter. Forms may be obtained by calling 1-800-435-3191.

     A request for partial redemption of a Participant's Variable Accumulation Account is treated as a request for complete redemption if the total value of the account would otherwise be less than $240, or if the redemption request is for an amount which exceeds the value of the account. After complete redemption of a Participant's Variable Accumulation Account, no further purchase payments may be made for the Participant without the consent of MBL Life.

     Payment of the amount redeemed is made within seven days after receipt of request, unless (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, so that valuation of the assets of the Account, or redemption of the Fund shares held by the Account, is not reasonably practicable, or (3) the SEC permits postponement by order.

     The withdrawal of funds from the Account may adversely affect tax benefits otherwise available under the Code. (See "Federal Income Tax Status".) Under 403(b) Plans, current restrictions imposed by the Code limit withdrawals. (See "Federal Income Tax Status - 403(b) Plans".)

     The preceding discussion of redemption applies only to the Variable Accumulation Account. Redemption of amounts under the Companion Contract will be subject to the redemption provisions contained in the Companion Contract, including any limitations or charges specified in that contract.

Death Benefit

     If a Participant dies before the Annuity Commencement Date, a death benefit is payable to the beneficiary. The death benefit is equal to the greater of (1) the current value of the Participant's Variable Accumulation Account (determined as of the date MBL Life receives due proof of death), or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant. The death benefit may be paid in one of several ways. The beneficiary may instruct MBL Life to pay the amount in a single sum. If the beneficiary is a spouse of the participant, the Variable Accumulation Account may be continued; however, no purchase payments may be made. [In either case, the request must be in writing.]

     In general, the rights of beneficiaries are subject to the same conditions as corresponding rights of Participants. In addition, the rights of a beneficiary may be subject to restrictions imposed by the Participant in designating his or her beneficiary.

                             ANNUITY

Annuity Commencement Date

     A Participant's Variable Accumulation Account Value generally must begin to be distributed no later that the later of
(1) the calendar year in which the Participant reaches age 70 1/2, or (2) retires from such employment. Distributions will be made in accordance with the terms of the Contract. The Code precludes distributions attributable to certain elective purchase payments prior to attainment of age 59 1/2, separation from service, disability or financial hardship, and prohibits the distribution of income attributable to elective contributions in the case of financial hardship. The preceding distribution requirement does not apply to tax-deferred annuity account balances accrued before January 1, 1987.

     Five-percent owners continue to be subject to the rule that distributions must begin by April 1 of the calendar year following the year the individual attains age 70 1/2. A surviving spouse who has made the election in Section 4.3(c) of the Contract must begin to receive the Variable Accumulation Account Value no later than April 1 of the calendar year following the calendar year in which the Participant would have reached age
70 1/2.

     A Participant may elect to apply all or part of his or her Account Value as consideration for the purchase of an annuity ("Annuity Consideration"). The date on which such annuity is to begin, as elected by the Participant, shall be specified in a written notice to MBL Life, provided however, that such date may not be earlier than 15 days after the date of receipt by MBL Life of such notice.

Purchase of Annuity

     Effective on a Participant's Annuity Commencement Date, as specified in the written notice to MBL Life, the Participant's
Annuity Consideration shall be applied to provide an annuity for the Participant subject to the following:

     (a) Any premium tax on Annuity Consideration that MBL Life is required to pay, based on the state of residence of the Participant, will be deducted from the Annuity Consideration.

     (b) The amount remaining after deduction of the premium tax will be applied to provide an annuity. Unless the use of another table of amounts of annuity shall have been agreed to in writing by the Contract Holder and MBL Life, the amount of each monthly payment of the annuity will be determined by dividing the remaining Annuity Consideration by the appropriate rate determined in accordance with the Variable Annuity Table (Table 1 of the Contract) according to the form of annuity and the age of the annuitant on the Annuity Commencement Date.

     If a Participant's first annuity payment would be less than $20, the value of the Variable Accumulation Account may be paid to the Participant in a lump sum as a complete redemption, at the discretion of MBL Life.

     MBL Life will issue a certificate to each Annuitant at the time the first annuity payment becomes payable, describing the Participant's rights under the annuity. Once any life annuity takes effect, it may not be redeemed or changed to any other form of annuity.

Forms of Annuity

     The Participant may elect one of the alternate forms listed below:

     (a)  Period-Certain and Life Annuity
        The Period-Certain and Life Option provides a monthly annuity to the Participant during the Participant's lifetime, the first 60, 120, 180 or 240 payments of which, as specified by the Participant in the notice of election of this option, shall be period-certain payments. If at the death of the Participant any period-certain payments remain unpaid, such unpaid period-certain payments shall be continued to the Participant's beneficiary.

     (b)  Contingent Annuitant With Ten Years Certain
        The Contingent Annuitant Option provides a monthly annuity payable to the Participant during his or her lifetime, and payable after his or her death to the Contingent Annuitant designated by the Participant at the time of election of this option, during such Contingent Annuitant's lifetime. The first 120 payments are designated as period-certain payments.

        If at the death of the second to die of the Participant and his or her Contingent Annuitant any period-certain payments remain unpaid, such unpaid period-certain payments shall be continued to the Participant's beneficiary. The amount of monthly annuity payable to the Contingent Annuitant may be 100%, 67%, or 50% of the reduced annuity payable to the Participant, as specified in the notice of election of this option. Regardless of the selected percentage, however, the annuity payable to the Contingent Annuitant, before 120 payments have been made, shall be equal to 100% of the annuity payable to the Participant.

     (c)  Period-Certain Annuity
        The Period-Certain Annuity provides a monthly annuity payable for a period-certain of 60, 120 or 180 months as selected by the Participant. Upon expiration of the period-certain payments, no further payments are due.
        If at the death of the Participant any period-certain payments remain unpaid, they shall be continued to the Participant's beneficiary until the total period-certain payments selected have been made to the Participant and the beneficiary.

     (d)  Other Forms
        Other forms of annuity may be selected by the Participant with the written consent of MBL Life.

Annuity Payments

     The first annuity payment is payable on the Annuitant's Annuity Commencement Date under the Contract. The second and subsequent annuity payments are payable monthly thereafter. The method for determining the amount of the first, second and subsequent annuity payments is described in the Account's Statement of Additional Information.

Variable Annuity Unit Value

     The value of a Variable Annuity Unit for any month is calculated as of the end of the fourteenth day preceding the first day of the month. It is equal to the Variable Annuity Unit value for the previous month multiplied by the product of .997137 and the ratio of (1) the Variable Accumulation Unit value for the fourteenth day preceding the first day of the month, divided by
(2) the Variable Accumulation Unit value for the fourteenth day preceding the first day of the previous month. The Variable Annuity Unit value may vary either up or down each month.

     The factor of .997137, applied each month, reflects an assumed investment result at an effective annual rate of 3 1/2%. This assumed investment result is also used in determining the rates which appear in the tables in the Contracts and which are used to determine the amount of the first payment under a variable annuity. An assumed investment result higher than 3 1/2% may be used for a particular group in order to provide larger variable annuity payments during the initial months, by mutual agreement between the Contract Holder and MBL Life. However, a higher assumed investment result also means a lower factor than
 .997137 in the determination of the Variable Annuity Unit values for that particular group. For example, if the assumed investment result is 4 1/2% instead of 3 1/2%, the variable annuity payments to a retired male Participant, age 65, under a life annuity with 120 monthly payments certain will start about 8% higher, but this advantage will steadily diminish, and the payments after the eighth year (approximately) will become lower with the 4 1/2% assumption than they would be with the 3 1/2% assumption.

     The Variable Annuity Unit value will vary up or down each month only to the extent that the actual net investment results are more or less favorable than the assumed investment results. The actual net investment results include both income and market value changes of the Account value, as reflected in the ratio of the two applicable Variable Accumulation Unit values. For a hypothetical example illustrating the computation of the Variable Annuity Unit value see the Account's Statement of Additional Information.

                         GENERAL RIGHTS

Voting Rights

     Contract Holders have the right to instruct MBL Life as to voting Fund shares held by the Account on all matters to be voted on by Fund shareholders. The number of votes attributed to each Contract Holder is determined by dividing the value of all Variable Accumulation Accounts under the Contract by the net asset value of one Fund share. The number of Fund shares attributable to Annuitants under the Contract is determined by dividing the reserves maintained in the Account to meet variable annuity obligations under the Contract by the net asset value of one Fund share.

     During the Accumulation Period, Participants have the right to instruct Contract Holders as to casting applicable votes with respect to Variable Accumulation Accounts under 403(b) Plans or their own purchase payments under Qualified Plans. During the Annuity Period, Annuitants have similar rights with respect to the variable annuities. The number of votes attributable to an Annuitant decreases as variable annuity payments are made.

     MBL Life furnishes Fund proxy material and voting instruction forms to each Contract Holder and Participant. Fund shares held by the Account for which MBL Life receives no voting instructions will be voted on each matter in the same proportion as such shares for which voting instructions are received. Fund shares held by MBL Life will also be voted on each matter in the same proportion as such shares for which voting instructions are received.

Confirmation of Transactions

     Within five business days after the end of each calendar quarter, a quarterly statement will be sent to each Participant detailing all activity in the Participant's Variable Accumulation Account for the previous quarter, including purchase payments, redemptions and transfers, the dates of each such transaction, the amounts allocated to the Variable Accumulation Account, the sales and other charges deducted, and the total account value at the end of the period. The quarterly statement for each Participant will show as of a specified date (1) the number of units in his or her Variable Accumulation Account and (2) the Variable Accumulation Unit value. During the Annuity Period, MBL Life will include with each variable annuity payment a statement showing the number of Variable Annuity Units and the Variable Annuity Unit value used in determining the amount of the annuity payment.

     New Participants will be sent a confirmation upon receipt of the first purchase payment, and quarterly statements thereafter.

     In some cases, confirmations may be sent more frequently than quarterly.

Reports

     MBL Life will furnish each Participant and Annuitant with an annual and semi-annual report showing the financial position of the Account, and a schedule of the common stocks and other investments held by the Fund.

457 Plan Participants

     The rights and benefits of employees participating in a 457 Plan differ from those of Participants covered under Contracts issued under other circumstances. Under a 457 Plan, the Contract Holder is usually the employer, and the assets of such Plan are part of the general assets of the employer, except in the case of certain governmental plans which are required to hold all deferred amount and earnings thereon in trust for the exclusive benefit of Participants and their beneficiaries. A Participant must look exclusively to his or her employer and the employer's financial resources for any benefits to which the Participant is entitled. Accordingly, all rights of 457 Plan Participants referred to or described in this Prospectus are vested in the Contract Holder.

                    FEDERAL INCOME TAX STATUS

Introduction

     The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon MBL Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     The Contract may be used on a non-tax qualified basis ("Non-
Qualified Contract") or used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b) or 457 of the Code
("Qualified Contracts").

Taxation of MBL Life

     MBL Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from the Company, and its operation forms a part of the MBL Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, MBL Life believes that the Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

     Accordingly, MBL Life does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, MBL Life does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in MBL Life being taxed on income or gains attributable to the Account, then MBL Life may impose a charge against the Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contract

     Diversification. Section 817(h) of the Code requires that with respect to certain contracts, the investments of the Account must be "adequately diversified" in accordance with Treasury Regulations in order for those Contracts to qualify as annuity contracts under federal tax law.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the owner], rather than the insurance company, to be treated as the owner of the assets in
the account".   This announcement also stated that guidance would
be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Account. In addition, MBL Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. MBL Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Account.

Retirement Plans

     In General. The Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. For example, a 10% penalty generally will be imposed on the taxable amount of withdrawals prior to age 59 1/2, subject to certain exceptions.

     MBL Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Holders and participants under retirement plans, as well as annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts issued in connection with such a plan. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Holder, the annuitant, or the beneficiary may depend on the tax status of the individual concerned. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Holders are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Contract Holders, participants and beneficiaries should consult their legal counsel and tax advisor regarding the use of the Contract under the retirement plan.

     Corporate Pension and Profit-Sharing and H.R. 10 Plans.
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, the participant, or both, may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

     Section 403(b) Plans. Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludible from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes and state income taxes.

     Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     Individual Retirement Annuities and Simplified Employee Pension Plans. Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, each hereinafter referred to as an "IRA". IRAs are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Employers may establish Simplified Employee Pension
(SEP) Plans to provide IRA contributions on behalf of their employees. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

     Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, for non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

     Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Taxation of Distributions

     Section 72 of the Code governs taxation of distributions from Section 401(a), 403(b) and 408 retirement plans in general. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value or any portion of an interest in the retirement plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

     In the case of a withdrawal, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with retirement plans, the "investment in the contract" will most likely be zero. Special tax rules may be available for certain withdrawals.

     Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For variable annuity payment, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract", consult a competent tax advisor regarding deductibility of the unrecovered amount.

     Amounts may be distributed from the Contract because of the death of a retirement plan participant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments, as described above. Other rules relating to distribution at death apply to Qualified Contracts. You should consult your legal counsel and tax advisor regarding these rules and their impact on Qualified Contracts.

Withholding

     Retirement distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Under certain circumstances, recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Certain distributions from Section 401(a) plans and Section 403(b) annuities are subject to mandatory federal income tax withholding.

Possible Changes in Taxation

     In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities.
For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Other Tax Consequences

     As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect MBL Life's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

                    OTHER CONTRACT PROVISIONS

Beneficiary

     The Participant may select a beneficiary to receive any benefit at death, and may change the beneficiary by proper written notice to MBL Life.

Non-Assignability

     To the extent permitted by law, the right to benefits or payments under the Contract is neither assignable nor subject to the claim of any creditor, except as may be allowed under 457
Plans.

Portability

     A Participant under a 403(b) Plan who becomes employed by a new employer which is eligible under Section 403(b) of the Code, may enter into an annuity purchase agreement with the new employer, at no additional charge, so that purchase payments will be continued under the Contract by the new employer on behalf of the Participant, if the Contract so provides and if MBL Life consents.

Failure of Plan to Qualify

     If a previously issued Qualified Plan fails to qualify under the Code, MBL Life has the right, without prior notice to or consent of the Contract Holder, to transfer any amounts held in Variable Accumulation Accounts to the Companion Contract, and to convert any amounts of variable annuity to a fixed annuity under the Companion Contract on the basis of equivalence as of the date of transfer and conversion. Thereafter, the Contract shall be considered terminated. Proof of qualification may be required by MBL Life.

Discontinuance

     Purchase payments under a Contract will no longer be
accepted by MBL Life when any of the    following events occurs:

     (1)  The Contract Holder so notifies MBL Life in writing.

     (2) MBL Life so notifies the Contract Holder in writing after an investment adviser other than Markston (or an affiliate) is selected for the Fund. Such a notice would be sent to all other Contract Holders participating in the Account.

     (3) After receipt of an amendment or modification of the Plan, MBL Life gives the Contract Holder written notice that the effect of the amendment, in MBL Life's judgment based on underwriting principles then in effect, might be detrimental to MBL Life, and the Contract Holder and MBL Life are unable to reach a mutual agreement within 30 days after the written notice. If discontinuance occurs for this reason, the amendment will not be given effect under the Contract.

     Effective with any such discontinuance, no further purchase payment will be accepted by MBL Life under the Contract.
However, MBL Life will continue to maintain Participants' existing accumulation accounts unless otherwise requested, as explained below under "Transfer to New Funding Agency".
Discontinuance of purchase payments will have no effect on the rights of Annuitants.

Transfer to New Funding Agency

     If MBL Life ceases to accept purchase payments, a Contract
Holder may designate a new funding agency to receive amounts to be transferred in accordance with the following paragraphs.

     With respect to a 403(b) Plan, or IRA Plan, each Participant has the right to direct MBL Life, by proper written request to cancel his or her accumulation account and transfer such dollar value to the new funding agency, after deducting the administration charge. All such transfers will be made in the aggregate and valued as of a single transfer date, which will be 90 days after receipt by MBL Life of the Contract Holder's notice.

     With respect to a 401(a) or 457 Plan, the Contract Holder has the right, with respect to all Participants, to direct MBL Life, by proper written notice of the selection of a new funding agency, to cancel each Participant's accumulation account and transfer such aggregate dollar value to the new funding agency. The value of such accounts will be determined as of the day MBL Life receives the Contract Holder's notice at its Home Office, or any later transfer date specified in the notice.

     For any Plan, the aggregate transfer payment will be paid within seven days after the transfer date.

Changes in Contract

     MBL Life has the right, subject to compliance with the law as currently applicable or subsequently changed, to give written notice to the Contract Holder, at least six months in advance, of a change to be effective on or after the fifth Contract anniversary in (1) the tables of annuity rates, and (2) any of the charges specified in the Contract. Participants will be informed of any such change.

     Any such change which has an adverse effect on any Participant will not apply to any amounts credited to accumulation accounts, or to any annuities bought before the effective date of such change, except that a change in the risk and death benefit charges may apply uniformly to all Variable Accumulation Units, including those credited before the effective date of the change (but not retroactively). Because the tables of annuity rates remain in effect with respect to purchase payments made before a change is effective, until such purchase payments are applied on the Participant's Annuity Commencement Date, this rate guarantee may extend many years into the future.

     The Contract may also be changed in any other respect at any time by an agreement between the Contract Holder and MBL Life, but no such change will be made without the consent of the persons entitled to receive benefits under the Contract, unless
(1) the change will have no adverse effect on their rights with respect to the Variable Accumulation Account balance already credited or annuities already bought, or (2) the change is required to comply with a law or governmental regulation or
(3) the Plan is a 457 Plan. Such persons will be informed of any such change which materially affects their rights.

Other Changes

     MBL Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, (1) to substitute the shares of any other registered investment company for the shares of the Fund held by the Account, subject to prior approval by the SEC, (2) to discontinue submitting certain matters for approval by persons having voting rights under the Contracts, (3) to fund additional classes of contracts through the Account, (4) to transfer assets, determined by MBL Life, to be assigned to the class of contracts to which the Contracts belong from the Account to another separate account by withdrawing the same percentage of each investment in the Account, with appropriate adjustments to avoid odd lots and fractions, and (5) to operate the Account as another form of registered investment company or unregistered entity. Contract Holders will be given prompt notice after any action which results in a change in the composition of the Account's assets.


          STATEMENT OF ADDITIONAL INFORMATION

          TABLE OF CONTENTS                          Page

          Services                                     1
          Purchase and Pricing of Account Units        2
          Annuity Payments                             2
          Calculation of Performance Data              4
          Additional Information                       5
          Financial Statements                         5

                 MBL VARIABLE CONTRACT ACCOUNT-2

(Previously known as Mutual Benefit Variable Contract Account-2)
  ____________________________________________________________

                      CROSS REFERENCE SHEET

Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-4.

                         HEADING IN STATEMENT OF
     ITEM NUMBER              ADDITIONAL INFORMATION

          15             Cover Page

          16             Table of Contents

          17             General Information and
                         History

          18             Services

          19             Purchase and Pricing of
                         Account Units; Variable
                         Accumulation Unit Values

          20             *

          21             Performance-Related
                         Information

          22             Annuity Payments; Variable
                         Annuity Unit Values

          23             Financial Statements

____________________________________________________________
     * Indicates inapplicable or negative.

                 MBL VARIABLE CONTRACT ACCOUNT-2
                 MBL Life Assurance Corporation

               STATEMENT OF ADDITIONAL INFORMATION

                           May 1, 1997

     This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and should be read in conjunction with, the Prospectus of MBL Variable Contract Account-2 dated May 1, 1997. Terms not defined in this Statement of Additional Information shall have the same meaning given to them in the incorporated Prospectus. A copy of the Prospectus may be obtained from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2, telephone number 1-800-435-3191.

                        TABLE OF CONTENTS

                                   Cross Reference to
                         Page      Section in Prospectus

General Information and               The Variable Contract
  History . . . . . . . . . . . 1       Account - Organization

Services  . . . . . . . . . . . 1       The Variable  Contract
                                         Account - Administration
                                         and Distribution

Purchase and Pricing of
  Account Units . . . . . . . . 2       Accumulation Account

Annuity Payments  . . . . . . . 2       Annuity

Calculation of Performance
  Data  . . . . . . . . . . . . 4       Performance-Related
                                        Information

Additional Information  . . . . 5       --

Financial Statements  . . . . . 5       --


                 GENERAL INFORMATION AND HISTORY

     The business history of MBL Variable Contract Account-2 (the
"Account") (previously known as Mutual Benefit Variable Contract
Account-2), and the Depositor, MBL Life Assurance Corporation
("MBL Life"), are described in the Account's prospectus.

                            SERVICES

     All administrative services of the Account are provided by MBL Life as described in the Prospectus under the caption "The Variable Contract Account - Administration and Distribution", except for sales services, which are provided by First Priority Investment Corporation ("First Priority").

              PURCHASE AND PRICING OF ACCOUNT UNITS

      Net Purchase Payments are allocated to a Participant's Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. The method of calculating the Variable Accumulation Unit and the Net Investment Factor is described in the Account's Prospectus under the caption "Variable Accumulation Account", and is illustrated by the following hypothetical example.

      Assume that July 1st and July 2nd of some year are both Valuation Dates and that the value of a share of MBL Growth Fund, Inc. (the "Fund") is $10.291111 on July 1st and $10.301112 on
July 2nd, as of the time of the close of trading on the New York Stock Exchange. Assume also that there are no dividends or other distributions made by the Fund on July 2nd and that there is no deduction for taxes. To determine the Variable Accumulation Unit value for July 2nd, first find the ratio of $10.301112 to $10.291111, which is 1.0009718. Then subtract from this ratio of
1.0009718 the factor .0000101 (the daily equivalent of the annual deduction of 0.37%). The difference of 1.0009617 is the Net Investment Factor for July 2nd. When multiplied by the Variable Accumulation Unit value for July 1st, it yields the unit value for July 2nd. For example, if the value for July 1st were $10.101111, the value for July 2nd would be $10.110825, which would be rounded to $10.111 for all purposes except in calculating the unit value for July 3rd.

                        ANNUITY PAYMENTS

     On or after a Participant's Retirement Date, the value of the Variable Accumulation Account, less any applicable premium tax, may be applied to purchase a variable annuity. The amount of the variable annuity payment depends upon the number and value of the Annuitant's Variable Annuity Units. The computation of the Variable Annuity Unit value is described in the Account's Prospectus under the caption "Variable Annuity Unit Value".

     The first annuity payment is payable on the Annuitant's
Annuity Commencement Date under the Contract. The second and subsequent annuity payments are payable monthly thereafter.

     The amount of the first variable annuity payment depends on the amount of funds used to buy the annuity and the applicable annuity purchase rate. Such funds are equal to the Annuitant's number of Variable Accumulation Units multiplied by the value of such a Unit on the fourteenth day before his or her Annuity Commencement Date, less any applicable premium tax. The purchase rate is set out in a rate table in the Contract and depends on the form of annuity selected, the age of the Annuitant and any Contingent Annuitant, an assumed investment result and a mortality assumption based on the 1951 Group Annuity Mortality Table for Males.

     The amount of the second and subsequent variable annuity payments depends on the number and value of the Annuitant's Variable Annuity Units. The number of Variable Annuity Units credited to an Annuitant is determined by dividing the dollar amount of the Annuitant's first variable annuity payment by the value of a Variable Annuity Unit for the month of that payment. This number of Variable Annuity Units remains constant. However, since the Account invests in shares of the Fund, the dollar value of a Variable Annuity Unit and hence the dollar amount of the variable annuity payments varies up or down from month to month, depending on the value of the securities held by the Fund. The dollar amount of annuity payments will not be affected by mortality experience or by an increase in expenses in excess of the charges provided for in the Contracts.

     The computation of the first variable annuity payment, the number of Variable Annuity Units, the Variable Annuity Unit value, and the second variable annuity payment may be illustrated by the following example.

     Assume that a male participant, residing in a state where there is no premium tax, elects to buy a variable annuity on his 65th birthday and selects a life annuity with 120 monthly payments certain. Assume also that, 14 days before his Annuity Commencement Date, the Participant's Variable Accumulation Account consists of 2,500.000 Variable Accumulation Units, and the Variable Accumulation Unit Value for the fourteenth day before his Annuity Commencement Date was $11.600.

     The Participant's account has a value of 2,500.000 multiplied by $11.600 or $29,000.00, for the purpose of buying his variable annuity. The rate of first monthly payment of variable annuity in this example is $6.50 per $1,000 applied, so that the first payment is equal to 29.00000 multiplied by $6.50 or $188.50.

     If the Variable Annuity Unit Value for the month when the annuity is bought is $1.125, the number of Variable Annuity Units to be credited to the Annuitant equals $188.50 divided by $1.125, or 167.56 units. The dollar amount of each subsequent payment will be equal to 167.56 multiplied by the Variable Annuity Unit Value for the month in which the payment is due.

     To determine the dollar amount of the second variable annuity payment, assume that the ratio of the Variable Annuity Unit value for the fourteenth day before the first day of the second month, to the Variable Annuity Unit value for the fourteenth day before the first day of the first month, is
1.003780. Then the Variable Annuity Unit value for the second month is equal to the first month's value of $1.125 multiplied by
 .997137 times 1.003780, which is $1.125 multiplied by 1.000906, or $1.126. Therefore, the second payment equals the number of Variable Annuity Units (167.56) multiplied by the Variable Annuity Unit value ($1.126) or 188.67.


                 Calculation of Performance Data
                  AVERAGE ANNUAL TOTAL RETURN
                (Period Ended December 31, 1996)

                    1 Year         5 Year         10 Year
     VCA-2          24.04%         17.03%         14.66%
     S & P 500      22.95%         15.20%         15.26%

     Average annual total return for the one-year, five-year and ten-year periods shown above are calculated individually for each period. A hypothetical initial payment of $1,000 is made to the Account on the first day of each period. No further payments are made. As of the date of this Statement of Additional Information, the only Contract charge applied is the charge for MBL Life's assumption of (1) expense risks (0.25% annually), and
(2) mortality risks and the provision of the minimum death benefit (0.12% annually). Prior to January 1, 1989, a one-time Participant enrollment fee (up to $15.00) and an annual administration charge (up to $10.00 and up to $0.50 per purchase payment and transfer, or 2.00% of accumulation accounts, if greater) were deducted. These charges, although no longer in effect, are included in the average annual total return figures illustrated, for the years that such charges were applicable.
All distributions, if any, from the Fund are assumed to be reinvested. Each Participant is assumed to redeem the total value of his or her Variable Accumulation Account at the end of each period shown above for cash, rather than electing to apply the value to purchase an annuity.

     The ending redeemable value is the Variable Accumulation Account value at the end of each period, and is calculated by multiplying the total number of units at the end of each period by the net asset value on the last day of the period. Although eliminated as of January 1, 1989 and no longer charged, the ending redeemable value takes into account the annual deduction from the Participant's Variable Accumulation Account of the $10.00 administration charge, for the years that such charges were applicable.

     The average annual total return quotations for the 1, 5, 10 year periods ended on December 31, 1996 are computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value.

     The calculation does not take into account any sales charge which would have been deducted from the purchase payment, if made prior to January 1, 1989. The inclusion of the sales charge in the calculation would have reduced the average annual total return illustrated for each period. The sales charge, enrollment fee, and administration charge provisions were deleted from all VCA-2 contracts, effective January 1, 1989. The fee and charges are no longer levied.

     The performance figures shown above are compared to performance data for the Standard and Poor's 500 Stock Index ("S
& P 500"), which is described in the Account's prospectus under the caption "Performance Related Information".

                     ADDITIONAL INFORMATION

     This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.


                      FINANCIAL STATEMENTS

     The Account incorporates by reference into this Statement of
Additional Information its audited Financial Statements  and  the
Report  of Independent Accountants thereon contained in the  1996
Annual Report.

      The following financial statements relate to the financial position and operations of MBL Life. As explained in the Account's Prospectus, the value of a Contract Holder's interest under the Contracts described herein is affected solely by the investment results of the Account. The MBL Life financial statements should be considered by Contract Holders only as bearing upon the ability of MBL Life to meet its obligations under the Contract.

      Copies of the Account's Financial Statements are mailed  to
each   Contract   Holder  semiannually.   The  Account's   annual
financial  statements  are  audited  by  a  firm  of  independent
accountants.   The  firm  of Coopers & Lybrand  L.L.P.  has  been
selected for the current fiscal year. The Account will furnish, without charge, an additional copy of the Annual Report upon request made to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2, telephone number 1-800-435-3191.




	MBL LIFE ASSURANCE CORPORATION

	STATUTORY FINANCIAL STATEMENTS

	As of December 31, 1996 and 1995
	and for the years then ended

MBL LIFE ASSURANCE CORPORATION

INDEX
As of December 31, 1996 and 1995 and for the years then ended



				    Page(s)

Report of Independent Accountants       2-3

Statutory Financial Statements:
  Statement of Admitted Assets, Liabilities and Surplus   4

  Statement of Operations   5

  Statement of Changes in Surplus   6

  Statement of Cash Flows   7

Notes to Statutory Financial Statements   8-36

Supplemental Schedule:
 Schedule of Assets and Liabilities for the year ended December 31, 1996 37-39

Report of Independent Accountants

To the Board of Directors of
MBL Life Assurance Corporation:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of MBL LIFE ASSURANCE CORPORATION (the "Company") as of December 31, 1996 and 1995 and the related statutory statements of income, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("statutory financial statements"), which practices differ from generally accepted accounting principles ("GAAP"). The effects on the financial statements of the variances between this basis of accounting and GAAP, which have not been determined as of the date of this report, are presumed to be material.

In our report dated February 16, 1996, we disclaimed an opinion as to whether the 1995 statutory financial statements, presented fairly, in all material respects, the financial position of MBL Life Assurance Corporation as of December 31, 1995, and the results of its operations, and its cash flows for the year then ended in conformity with GAAP. As described in Note 2 to the financial statements, auditor's reports on statutory financial statements for the years ended on or after December 31, 1996, may no longer include a disclaimer of opinion as to fair presentation in accordance with GAAP. Accordingly, our present opinion on the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of MBL Life Assurance Corporation as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of MBL Life Assurance Corporation as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of expressing an opinion on the statutory financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities for the year ended December 31, 1996 is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 1, on May 1, 1994 the Company assumed substantially all of the business, assets and liabilities, of Mutual Benefit life Insurance Company in Rehabilitation and began operating under the terms and conditions of the Third Amended Plan of Rehabilitation of Mutual Benefit Life Insurance Company in Rehabilitation (the "Plan"). As further discussed in Note 1, the Company's management in conjunction with representatives of the New Jersey Department of Banking and Insurance, developed the Plan, which was based on actuarial, valuation and other assumptions, and reflected management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligations. Further, as discussed in Note 14, the Superior Court of New Jersey entered an Order on January 9, 1997, effecting certain amendments to the Plan. The appeal period to the Order was open for 45 days from the date of the Order and ended on February 24, 1997.


COOPERS & LYBRAND L.L.P.
Parsippany, New Jersey
February 11, 1997, except for Note 14,
    which is dated February 24, 1997.



MBL LIFE ASSURANCE CORPORATION
Statutory Statement of Admitted Assets, Liabilities and Surplus

As of December 31 1996 and 1995
(in thousands)

ADMITTED ASSETS:                            1996                    1995

Bonds                                  $    5,619,889     $    4,025,613

Stocks:
Preferred                                          27              1,059
Common                                        162,123            246,307
                                   					      -------            -------
					                                         162,150            247,366

Mortgage loans on real estate                 379,419          1,262,465

Real estate owned                             208,291            352,093

Policy loans                                4,877,528          4,961,122

Other invested assets                          49,577             67,395

Short-term investments                         30,785             41,154

Cash                                           11,089              8,372
		                                   			   ----------         ----------
Cash and invested assets                   11,338,728         10,965,580
                                   					   ----------         ----------


Investment income due and accrued             368,977            381,074

Federal income tax recoverable                 10,547             13,192

Other assets                                   22,511             28,993

Separate account assets:
Industry Separate Account                   2,221,408          2,160,347
Net equity in Special Purpose Asset Vehicle   140,009            378,047
Reaffirmed Separate Accounts                  262,820            237,191
					                                      ----------          ---------
Total Separate account assets               2,624,237          2,775,585
                                   					   ----------          ---------
Total admitted assets                  $   14,365,000     $   14,164,424
				                                   --------------     --------------
				                                   --------------     --------------

LIABILITIES AND SURPLUS:                    1996                    1995

Policy and contract liabilities:
Life and annuity reserves              $   10,925,068     $   10,968,478
Accident and health reserves                  119,332            107,866
Policyholders' funds left on deposit          131,292            137,257
Dividends payable in following year             8,034              6,563
Policy and contract claims                     52,308             42,516
Other                                          47,811             39,314
				                                   	   ----------         ----------
					                                      11,283,845         11,301,994
					                                      ----------         ----------
General liabilities:
Expenses, commissions and taxes                24,518             17,854
Asset valuation reserve                        93,295            151,300
Interest maintenance reserve                    1,950                  0
Other                                         187,239            172,570
					                                         -------            -------
				                                   	      307,002            341,724
		                                   			      -------            -------
Separate account liabilities:
Industry separate account                   2,221,408          2,160,347
Reaffirmed separate accounts                  251,846            228,160
                                   					    ---------          ---------
Total Separate account liabilities          2,473,254          2,388,507
				                                   	    ---------          ---------
Total liabilities                          14,064,101         14,032,225
	                                   				   ----------         ----------
Surplus:
Common stock, par value $100 per share;
20,000 shares
authorized and issued                          2,000               2,000
Paid-in and contributed surplus               21,448              21,448
Unassigned surplus                           277,453             108,753
				                                   	     -------             -------
				                                   	     300,901             132,201
Less treasury stock, at cost (7 shares)           (2)                 (2)
				                                   	     -------             -------
Total surplus                                300,899             132,199
					                                        -------             -------
Total liabilities and surplus        $    14,365,000     $    14,164,424
	                                   				  ----------          ----------
	                                   				  ----------          ----------

The accompany notes are an integrall part of these statutory finanical statements.


MBL LIFE ASSURANCE CORPORATION

Statutory Statement of Operations
For the years ended December 31, 1996 and 1995
(in thousands)


                                   					       1996                  1995

Premiums and annuity considerations         $   1,240,049      $  1,778,079
Considerations for supplementary contracts          9,722            41,346
Investment income, net of investment expenses
   of $116,611 and $115,056                       930,697           958,376
Commissions and expense allowances on
   reinsurance ceded, net of
   reserve adjustment of $2,359 and $733               78             7,201
Amortization of interest maintenance reserve         (783)           (3,773)
Net (loss) from operations from Separate
   Accounts statements                            (24,957)                0
Miscellaneous income                               17,959            28,826
					                                          	---------         ---------
Total revenue                                   2,172,765         2,810,055
		                                          				---------         ---------

Benefits paid or provided:
Death benefits                                    249,906           221,878
Annuity benefits                                   36,403            36,762
Disability and A&H benefits                        15,443            11,685
Surrender benefits                              1,105,157           727,702
Increase (decrease) in policy and
   contract liabilities                           (37,908)          572,287
Payments on supplementary contracts                25,280            75,398
Other benefits                                      6,947             7,066
                                          						---------         ---------
			                                          			1,401,228         1,652,778
		                                          				---------         ---------

Expenses:
Commissions on premiums and annuity
   considerations                                   8,383             8,892
Commissions and expense allowances on
   reinsurance assumed                             72,924            86,433
General insurance expenses                         60,023            44,653
Insurance taxes, licenses and fees                  5,641             7,542
Increase in loading, net                              193                 2
Net transfers from Separate Accounts             (110,005)          (96,862)
Other expenses                                     19,593             4,432
                                          						---------         ---------
					                                          	   56,752            55,092
	                                          					---------         ---------
Total benefits and expenses                     1,457,980         1,707,870
	                                          					---------         ---------
Income before dividends, taxes and net
  realized  capital losses                        714,785         1,102,185


Dividends to policyholders                       (641,738)         (895,833)
	                                          					 --------         ---------
Income after dividends and before taxes and
net realized capital losses                        73,047           206,352

Federal income tax expense                        (14,967)          (41,058)
						                                            -------          --------
Income after dividends and taxes, before net
   realized capital losses                         58,080           165,294
	                                          					  -------          --------
Net realized capital losses, net of tax
   of $5,054 and $6,262                           (27,224)          (64,267)
			                                          			  -------           -------

Net income                                 $       30,856       $   101,027
                                   					      -----------         ---------
		                                   			      -----------         ---------

The accompanying notes are an integral part of these statutory financial statements.

MBL LIFE ASSURANCE CORPORATION
Statutory Statement of Changes in Surplus
For the years ended December 31, 1996 and 1995

(in thousands)


						                                            Paid-in and
				                                   Common     Contributed   Unassigned    Treasury    Total
				                                   Stock      Surplus       Surplus       Stock       Surplus
Balance, beginning of  year -
January 1,1995                           2,000    $ 21,448      $  83,416      $  (2)     $ 106,862
Net income                                                        101,027                   101,027
Change in net unrealized capital gains                            (52,545)                  (52,545)
Change in non-admitted assets                                      16,239                    16,239
Change in asset valuation reserve                                 (71,844)       10,906     (71,844)
Change in net equity in Special
Purpose Asset Vehicle (after funds
transferred to the General Account
below)                                                            (14,356)                  (14,356)
Funds received from Special
Purpose Asset Vehicle                                              45,239                    45,239
Current year's Federal income tax
benefit not affecting operations                                    2,693                     2,693
Other                                                              (1,116)                   (1,116)
					                                    -----     -------        -------      -------      -------
Balance, end of year -
December 31, 1995                        2,000      21,448        108,753         (2)       132,199

Net income                                                         30,856                    30,856
Change in net unrealized capital gains                             82,972                    82,972
Change in non-admitted assets                                       5,127                     5,127
Change in asset valuation reserve                                  58,005                    58,005
Change in net equity in Special
Purpose Asset Vehicle (after funds
transferred to the General Account
below)                                                           (208,874)                 (208,874)
Funds transferred to Industry
Separate Account                                                   (1,508)                   (1,508)
Funds received from Special
Purpose Asset Vehicle                                             210,116                   210,116
Current year's Federal income tax
benefit not affecting operations                                     (375)                     (375)
Other                                                              (7,619)                   (7,619)
			                                   		 -----       ------       -------      -------     --------
Balance, end of year -
December 31, 1996                      $ 2,000       $ 21,448   $ 277,453      $  (2)     $ 300,899

The accompanying notes are an integral part of these financial statements.

MBL LIFE ASSURANCE CORPORATION

Statutory Statement of Cash Flows
For the years ended December 31, 1996 and 1995
(in thousands)


                                    					       1996               1995
Cash flows from operating activities:
Premiums and annuity considerations          $ 1,241,753       $ 1,776,725
Considerations for supplementary contracts         9,721            41,345
Net investment income                            947,519           889,685
Miscellaneous income                              18,484            36,945
Benefits paid to policyholders                (2,072,304)       (1,982,136)
Operating expenses paid                         (142,514)         (141,117)
Federal income taxes paid                         (4,672)          (37,034)
Transfer to Separate Accounts                    110,704            96,774
Other cash provided                               31,624             7,378
					                                          ---------          --------
Net cash provided by operating activities        140,315           688,565
                                   					       ---------           -------

Cash flows from investing activities:
Proceeds from sales, maturities and repayments
   of bonds and stocks                         1,672,733         2,431,022
Proceeds from sales of real estate               237,219           119,706
Proceeds from sales and repayments of other
   invested assets                                40,262             9,421
Repayments of mortgage loans                     915,133           406,524
Purchase of bonds and stocks                  (3,146,529)       (3,119,292)
Purchase of real estate                          (15,118)          (24,732)
Purchase of other invested assets                (22,017)           (1,214)
Funding of mortgage loans                        (93,929)          (64,547)
Cash transferred from Special Purpose
   Asset Vehicle                                 210,116            45,239
Tax on capital gains                              (7,618)          (10,005)
Net decrease (increase) in policy loans           83,594          (452,112)
Other cash (used)                                (21,814)          (37,642)
                                          						--------          --------
Net cash (used in) investing activities         (147,968)         (697,632)
			                                          			--------          --------
Net decrease in cash                              (7,653)           (9,067)

Cash and short-term investments, beginning
   of year                                        49,526            58,593
					                                          	 -------          --------
Cash and short-term investments, end of year $    41,873       $    49,526
					                                          	 -------          --------
				                                          		 -------          --------

The accompanying notes are an integral part of these statutory financial statements.


MBL LIFE ASSURANCE CORPORATION

Notes to Statutory Financial Statements
December 31, 1996


1. Organization and Rehabilitation of Mutual Benefit Life Insurance Company Organization

MBL Life Assurance Corporation ("MBL Life" or the "Company") is a New Jersey domiciled stock life insurance company licensed in each of the fifty states and the District of Columbia. Prior to May 1, 1994, MBL Life was a wholly owned subsidiary of The Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"). As discussed below, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 under the terms of the Agreement of Assumption and Reinsurance.

The accompanying statutory financial statements reflect the statutory financial position of MBL Life after giving effect to the transfer of such items as discussed below.

Rehabilitation of Mutual Benefit Life
On July 16, 1991, the Superior Court of New Jersey (the "Court") entered an Order (the "Order") appointing the New Jersey Insurance Commissioner (the "Commissioner") as the Rehabilitator of Mutual Benefit Life.

The Commissioner was empowered by the Order to take such steps as deemed appropriate to remove the cause and conditions that made rehabilitation necessary. The initial Plan of Rehabilitation was filed with the Court on August 3, 1992. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation (the "Plan") with the Court. On August 12, 1993, the Court approved the Plan with certain modifications. Subsequently, two amendments to the Plan were filed and on November 10, 1993, the Court entered an Order of Confirmation provided certain further modifications to the Plan were made. The Court entered an order approving the modified plan on January 28, 1994 which provided for the implementation of the Plan on April 29, 1994 (the effective date of which is deemed to be May 1, 1994, the "Plan Implementation Date"), to extend through December 31, 1999. The Plan is based on actuarial, valuation and other assumptions and reflects management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligation. In view of the operating environment and circumstances under which the Company operates, there is significant uncertainty inherent in the assumptions made by management, and as such, the actual results may differ materially from management's estimates (see Note 14).

Under the terms of the Plan, the assets and liabilities of Mutual Benefit Life were allocated to a number of distinct legal entities as described below:

A majority of Mutual Benefit Life's insurance and annuity contracts were restructured and transferred to MBL Life under the terms of the Agreement of Assumption and Reinsurance, along with certain other liabilities and assets necessary to fund such liabilities. The individual insurance and annuity contracts which were restructured according to the Plan were guaranteed as to account values and stated interest rates by various State Insurance Guaranty Associations, collectively referred to as the Participating Guaranty Associations.

Group annuity contract liabilities deemed not to be covered by the Participating Guaranty Associations were restructured and segregated into a separate account (the "Industry Separate Account"). These liabilities were guaranteed by a consortium of insurance companies (the "Industry Reinsurers").

Assets and liabilities which were not transferred to one of the above entities are held in a liquidating trust, of which the Commissioner is the sole Trustee. These assets and liabilities are not included in the accompanying statutory financial statements. The residual value, if any, in the Liquidating Trust after settlement of all liabilities, will be distributed to MBL Life, the beneficiary of the Trust. The amount of any residual value cannot currently be determined.

The assets not retained in the liquidating trust were allocated to MBL Life's General Account ("General Account") and the Industry Separate Account in proportion to the liabilities assumed by each entity. This allocation generally resulted in the assuming entities receiving assets with similar characteristics and proportionate estimated fair values. In addition, the General Account and the Industry Separate Account each received a proportionate share of a Special Purpose Asset Vehicle (the "SPAV") separate account. The SPAV was created under the terms of the Plan and includes assets which could not be allocated between the two entities in their entirety because of their large size or other special characteristics (see
Note 4).

In addition to the establishment of the entities discussed above, the Plan also provided numerous other terms and conditions which affected policy-holders, contractholders, creditors and other parties. The more significant of these terms and conditions include:

A majority of policyholder liabilities were restructured based upon estimates of the value and expected yield of the assets owned by Mutual Benefit Life at the time the Plan was submitted to the Court. Such restructuring generally resulted in the value of such liabilities as of July 16, 1991 being retained, however, future interest rates were tied to expected asset yields with only minimum interest rates guaranteed. In addition, restrictions were placed on policyholder accessibility of guaranteed values including the imposition of early withdrawal charges through December 31, 1999, the end of the Rehabilitation Period (see Notes 13 and 15).

The Plan provided an option allowing Mutual Benefit Life policyholders, annuitants and pension contract participants to withdraw ("opt-out") their account values prior to the Plan closing at substantial discounts from such values. Approximately $103.7 million was paid to policyholders, annuitants and pension contract participants who elected to opt-out as of May 1, 1994.

Pursuant to the terms of the Plan, the ownership of the stock of MBL Life was transferred to a Trust, of which the Commissioner is the sole Trustee. The beneficiaries of this Trust consist of the holders of general unsecured claims as defined in the Plan (see Note 14).

The Plan provided policyholders whose contracts were originally issued by MBL Life with an option to withdraw, without penalty, their current account values. Actual withdrawals amounted to $8.3 million.

Separate account contract liabilities, and related assets, which existed prior to the Plan implementation date, were considered "reaffirmed contracts" pursuant to the terms of the Plan and were not affected by the implementation of the Plan. These contracts consist primarily of individual and group variable annuities.

2.  Significant Accounting Policies
Basis of Presentation
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the "Department") ("statutory accounting practices"). Prescribed statutory accounting practices are those practices included in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed that have been approved by the Department. In order to account for those transactions which were uniquely related to the implementation of the Plan, MBL Life received written approval from the Department for a number of accounting practices which differed from or were ambiguous to the prescribed statutory accounting practices. The effects on surplus related to those permitted accounting practices have not been determined.

Statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The effects on the statutory financial statements of the variances between statutory accounting practices and GAAP which have not as yet been determined, are presumed to be material. The accompanying statutory financial statements do not purport to represent the estimated fair value of the information presented therein. Significant accounting policies, permitted statutory accounting practices and the manner that such policies and practices differ from GAAP for stock life insurance companies, applied in preparing the statutory financial statements follow.

In December 1995, the American Institute of Certified Public Accountants issued Statement of Position 95-9 which stated that, effective for audits of statutory financial statements for years ended on or after December 31, 1996, auditors should not issue reports on statutory financial statements as to fair presentation in conformity with GAAP. Accordingly, the opinion expressed by our independent accountants on the 1995 statutory financial statements as to the conformity of those statements with GAAP is different from that expressed in their previous report.

Certain prior year amounts have been reclassified to conform with current year presentation.

Carrying Amounts of Assets and Liabilities
Under the Company's permitted accounting practices, the carrying amount of assets transferred to MBL Life from Mutual Benefit Life pursuant to the Plan are based upon the carrying amounts of such assets as reflected in Mutual Benefit Life's accounting records immediately prior to the transfer.

In addition, liabilities, other than those retained in the Liquidating Trust and Policy and Contractholder Reserves restructured pursuant to the Plan, were transferred at historical carrying amounts of such liabilities as reflected in Mutual Benefit Life's accounting records prior to the transfer.

Investments
Bonds and Stocks
Bonds qualifying for amortization based upon their classification by the NAIC Securities Valuation Office ("SVO") are stated at amortized cost; all other bonds are stated at values prescribed by the SVO. Under GAAP, only those bonds classified by MBL Life as held-to-maturity would be carried at amortized cost. Bonds classified as available for sale or trading would be carried at their estimated fair value. Unaffiliated preferred stocks in good standing are carried at cost. Unaffiliated preferred stocks not in good standing are stated at the lower of cost or estimated fair value; unaffiliated common stocks are carried at estimated fair value. Under GAAP, unaffiliated preferred and common stock would be carried at estimated fair value.

Investments in subsidiaries are stated at MBL Life's equity in the subsidiaries' net assets and are included in stocks. Under GAAP, the assets and liabilities and revenues and expenses of the majority owned subsidiaries would be consolidated with those of MBL Life.

Short-term investments generally maturing within one year, are carried at amortized cost which approximates estimated fair value.

Realized gains or losses from the sale of bonds and stocks are determined on the basis of specific identification.

Mortgage Loans on Real Estate
Under the Company's permitted accounting practices, all commercial mortgage loans are carried at the lower of their individual unpaid principal balance or discounted net recoverable amount based upon ten year cash flows plus an eleventh year reversion at estimated sales value.

In addition, the Company established a portfolio carrying value reserve for its mortgage loan portfolio in light of the inherent credit risks associated with such a portfolio. The mortgage portfolio reserve was approximately 2-4% of the mortgage portfolio's statutory carrying value at December 31, 1996. The total valuation reserve established by the Company approximates those which would be required under GAAP.

Real Estate Owned
Home office real estate is stated at depreciated cost with depreciation calculated using the straight-line basis. Real estate acquired in satisfaction of debt, which is presumed to be held for sale, is valued at the lower of the recorded investment in the loan or estimated fair value based upon discounted cash flow analyses at the date of foreclosure. Subsequent to its initial valuation, such real estate is stated at the lower of depreciated cost or estimated fair value by establishing a valuation allowance for any differences between estimated fair value and depreciated cost where the estimated fair value is lower. Under GAAP, foreclosed properties are recorded at the estimated fair value of the property at the date of foreclosure and are depreciated from the date of foreclosure until such time as the Company determines that the property will be sold and has commenced marketing efforts. At such time, the property is carried at the lower of depreciated value or estimated fair value based on discounted cash flow analysis.

Policy Loans
Policy loans are stated at current unpaid principal balances and are not in excess of cash surrender values.

Other Invested Assets
Other invested assets consist primarily of investments in joint ventures and partnerships. Real estate joint ventures are reported based on the equity method of accounting.

Certain Mutual Benefit Life industrial revenue bond guarantees on Real Estate Joint Venture indebtedness were not carried over to MBL Life because MBL Life is not a party to such guarantees. Pursuant to the terms and conditions of the Plan, these guarantees were not assumed by MBL Life (see Notes 12, 13 and 14). Negative carrying values of the equity in these joint ventures resulting from the industrial revenue bond guarantees as reflected in Mutual Benefit Life's books prior to May 1, 1995 were reversed.

Investments in non-real estate partnerships are generally carried at cost, adjusted for any unrealized gains or losses attributable to partnership investments for which quoted market values are available.

Other Assets and Other Liabilities
The accompanying statutory financial statements contain amounts due to and due from the Industry Separate Account for transactions handled by the General Account on its behalf. As of December 31, 1996 and 1995 the net amounts due to the Industry Separate Account approximate $18 million and $12 million, respectively.

Investment Valuation Reserves
Mandatory reserves have been established for General Account investments in accordance with guidelines prescribed by insurance regulatory authorities. Such reserves consist of an Asset Valuation Reserve (AVR) for all General Account invested assets (including the General Account's proportionate share of the invested assets held in the SPAV), and an Interest Maintenance Reserve
(IMR), which defers General Account realized capital gains and losses (including the General Account's proportionate share of realized gains and losses incurred by the SPAV) (net of tax) attributable to interest rate fluctuations on fixed income investments and recognizes them over the estimated remaining duration of the investments sold.

The AVR as of December 31, 1996 and 1995 for the General Account was calculated using the prescribed formula. Under the Company's permitted accounting practices, the opening balance utilized in calculating the 1994 contribution was that of MBL Life's December 31, 1993 AVR which was adjusted, to the extent possible, for the appropriate realized and unrealized gains and losses incurred in the General Account (including the General Account's proportionate share of appropriate realized and unrealized gains and losses in the SPAV) subsequent to May 1, 1994 and by MBL Life prior to May 1, 1994. The current year's contribution to the AVR was based on General Account assets at December 31, 1996 (including the General Account's proportionate share of assets held in the SPAV).

The IMR as of December 31, 1996 and 1995 was calculated, using the prescribed formula, based upon the interest rate related gains and losses of the General Account (including its proportionate share of such gains and losses in the SPAV). The December 31, 1995 IMR amounted to a negative $2.7 million, and according to prescribed statutory accounting practices, was treated as a "Disallowed Interest Maintenance Reserve" asset and non-admitted in the accompanying statutory financial statements.

Under GAAP, AVR and IMR reserves are not established. MBL Life also established voluntary investment valuation reserves for certain General Account invested assets. Changes to the AVR and voluntary investment reserve will be reported as direct additions to or deductions from surplus. Transfers to the IMR will be deducted from realized capital gains.

Non-Admitted Assets
Certain assets, principally furniture and equipment, leasehold improvements, prepaid pension costs, certain due and accrued interest on delinquent mortgage loans, accident and health insurance premiums past due and agents' debit balances are designated as "non-admitted" and are not included in the statutory balance sheets. Under GAAP, these assets would be included in the balance sheet, net of applicable depreciation, amortization and valuation reserves.

Policy and contract reserves
Reserves for restructured life insurance policies (universal life plans) and reaffirmed contracts amounted to $10.9 billion at December 31, 1996 and 1995 and are comprised as follows:

Policyholder Reserves for Mutual Benefit Life traditional and adjustable life policies that have been restructured as Universal Life Insurance policies pursuant to the terms and conditions of the Plan, amounted to $2.3 billion and $2.4 billion for 1996 and 1995, respectively. Under the Company's permitted accounting practices, these reserves are carried at account value (without reduction for moratorium charge), plus any unearned cost of insurance charge, plus an excess interest reserve based on any future guaranteed interest in excess of the 1994 valuation rate. The basis for the opening July 16, 1991 (restructured date) restructured account value for restructured policies was the statutory life insurance reserve on Mutual Benefit Life's accounting records for such policies. Under GAAP, life insurance reserves for universal life plans are equal to policy account or contract values.

Reserves for Corporate Owned Life Insurance ("COLI") policies amounted to
$5.1 billion at December 31, 1996 and 1995.   Reserves for such policies are
generally computed under the Commissioners' Reserve Valuation Method, using the Commissioner's 1980 Standard Ordinary Mortality Table for individual policies and the Commissioner's 1958 Standard Ordinary Mortality Table for group policies, and assuming interest rates ranging from 4.5% to 6.0%. Under GAAP, such reserves are equal to contract value.
Reserves for annuity
contracts in the General Account amounted to approximately $3.4 billion at December 31, 1996 and 1995. For those annuity contracts which were restructured pursuant to the Plan, reserves are based on crediting rates of 5.1% in 1996 and 1995. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of the applicable valuation rate. For those contracts not restructured pursuant to the Plan, reserves are based on crediting rates ranging from 2.25% to 11.0%. Under GAAP, reserves for annuity contracts are generally equal to contract fund balances.

Policyholder reserves for Mutual Benefit Life policies that were reaffirmed, pursuant to the terms of the Plan amounted to approximately $44.4 million and $46.7 million at December 31, 1996 and 1995, respectively and consisted primarily of $26.7 million and $29.0 million in each year for individual supplementary contracts involving life contingencies (SCILC). The individual SCILC reserves are calculated using the 1971 and 1983 Individual Annuity Mortality Tables and Annuitants' 1949 Table, assuming interest rates of 3.5% to 8.75%. Under GAAP, individual SCILC reserves are calculated using the Company's actual experience assuming the same interest rates.

Reserves relating to guaranteed investment contracts and other deposit-type contracts amounted to $33.0 million and $36.3 million at December 31, 1996 and 1995, respectively. These reserves are equal to contract values.

Reserves for individual and group accident and health policies amounted to $119.3 million and $107.9 million at December 31, 1996 and 1995, respectively, and are comprised as follows:

Active life reserves for individual accident and health contracts, amounting to $ 34.1 million and $32.9 million at December 31, 1996 and 1995, respectively, include unearned premium reserves computed on a pro rata basis and additional reserves based on the 1964 Commissioners' Disability Table, combined with the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at interest rates ranging from 3.5% to 4.5%. Under GAAP, such reserves would be accrued as GAAP premium is recognized.

Reserves for individual disabled lives, $83.1 million and $73.3 million at December 31, 1996 and 1995, respectively, are calculated principally using the 1964 Commissioners' Disability Table at 3.5% interest and the 1985 Commissioners' Individual Disability Table A at 5% interest. Under GAAP, such reserves would be accrued as GAAP premium is recognized, representing the present value of future benefits to be paid to policyholders, less the present value of future net premiums.

Reserves for group accident and health contracts amounting to $2.1 million and $1.6 million at December 31, 1996 and 1995, respectively, are based upon the Company's actual experience assuming an interest rate of 6%.

Reserves for annuity contracts in the Industry Separate Account amounted to approximately $2.0 billion at December 31, 1996 and 1995. Reserves for those annuity contracts which were restructured pursuant to the Plan are based on crediting rates of 6.25% and 3.55% in 1996 and 1995, respectively. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of applicable valuation rate. Under GAAP, reserves for these annuity contracts are generally equal to fund balance.

Pension, Post-retirement and Post-employment Benefits
The Company has several employee benefit plans in effect that provide for pension, post-retirement and post-employment benefits (see Note 9).

MBL Life recognizes defined benefit pension plan costs based on the annual amounts contributed to the plan. Under GAAP, pension costs are accounted for in accordance with SFAS No. 87, Employers' Accounting for Pensions.

MBL Life accounts for the costs of its retirees' post-retirement healthcare and life insurance benefits plans using the statutory method which accrues for retirees and fully eligible employees only. Under GAAP, the post-retirement liability would include an accrual for current employees who are not currently eligible to receive post-retirement benefits, but are expected to become eligible for these benefits, in addition to retirees and fully eligible or vested employees.

The Company provides certain post-employment benefits which are expensed as incurred and other benefits that are provided for currently. Under GAAP, post-employment benefits are accounted for in accordance with SFAS No. 112, Employers' Accounting for Postemployment Benefits.

General Other Liabilities
Without giving regard to the validity of the claims or the Settlement Agreement with the Class Four Creditors (see Note 15), the statutory balance sheet at December 31, 1996 and 1995 includes an amount then estimated to equal the potential liability of MBL Life of certain Class 1 claims as established by the Order of the Superior Court. Under GAAP, the inclusion of these liabilities would be determined by the applicable requirements of SFAS No. 5, Accounting for Contingencies.

Industry Separate Account
Pursuant to the terms of the Plan of Operations of the Industry Separate Account, as approved by the Department, a liability has been established within the Industry Separate Account representing the excess of the carrying value of the assets of the Industry Separate Account over its liabilities. A receivable from the Industry Reinsurers will be established if statutory liabilities exceed statutory assets of the account in the future. This amount will be adjusted throughout the Rehabilitation Period with final payments being made in accordance with the Participation and Reinsurance Agreement which is part of the Plan.

Under the Company's permitted accounting practices, the Industry Separate Account assets are reflected in the December 31, 1996 and 1995 statutory balance sheet with all other separate account assets. The Industry Separate Account liabilities are included with all other separate account liabilities on the statutory balance sheet. The accounting practices of the Industry Separate Account are the same as corresponding accounting practices of the General Account; however, the Industry Separate Account has not established an AVR or IMR reserve.

Special Purpose Asset Vehicle
Under the Company's permitted accounting practices, the General Account's net equity in the Special Purpose Asset Vehicle is reflected in the December 31, 1996 and 1995 statutory assets with all other separate account assets. Funds transferred from the SPAV ($210 million) represent the General Account's proportionate share of the distribution of cash flows from the assets maintained in the SPAV. The accounting practices for this separate account are the same as the corresponding practices for the General Account. The General Account's proportionate share of the assets in this separate account are included in the calculation of the General Account's AVR and IMR, as necessary (see Note 4). The General Account's proportionate share of the net gain or loss from operations of the SPAV are included in the accompanying statutory statement of operations for 1996 and in the accompanying statutory statement of changes in surplus for 1995.

Reaffirmed Separate Accounts
Assets held in separate accounts which were reaffirmed pursuant to the terms of the Plan are carried at market value. They are reflected in the December 31, 1996 and 1995 statutory balance sheet with all other separate account assets. The liabilities of each of these separate accounts are reported at participants' corresponding equity in the accounts and shown with all other separate account liabilities in the accompanying statutory balance sheet. These liabilities are considered to be reported at estimated fair value.
The net gain or loss from operations of the Reaffirmed Separate Accounts are included in the accompanying statutory statement of operations for 1996 and in the accompanying statutory statement of changes in surplus for 1995.

The Reaffirmed Separate accounts are pooled investment funds in which investment income and gains or losses accrue directly to account participants. The assets of these accounts are segregated from and are not subject to the claims which may arise out of any other business of MBL Life. The underlying investment risks are assumed by the account participants.

Acquisition Costs
In accordance with statutory accounting practices, commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, acquisition costs would be deferred and amortized over the estimated duration of the underlying policies or contracts.

Revenue Recognition
Premium revenues are recognized when due during the premium paying period of the contract. Premiums are credited to account funds and the cost of insurance is charged against account values. Under GAAP, premiums are recognized as earned over the life of the contract.

Net realized investment gains and losses, less applicable income taxes and amounts resulting from changes in interest rates which have been deferred and charged or credited to the IMR are reported in the accompanying statutory statement of operations and are determined using the specific identification method.

Income Taxes
The provision for Federal income taxes is based on net gain from operations after adjusting for certain income and expense items, principally differences in statutory and tax reserves, accrual of discount on bonds and specified policy acquisition expenses. In accordance with statutory accounting practices, no provision has been made for deferred income taxes, to account for the tax effects of temporary differences between the tax and book basis of assets and liabilities. Under GAAP, such a provision would be made.

Statement of Cash Flows
The statement of cash flows is presented in accordance with guidelines established by the NAIC rather than in accordance with GAAP. For purposes of the statements of cash flows, MBL Life considers all highly liquid investments with a maturity of one year or less to be short-term investments.

Use of Estimates
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions which affect the reporting of assets and liabilities and disclosure of contingent liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Appropriate disclosures regarding the use of estimates have been made throughout these statutory financial statements.

3.  Unconsolidated Subsidiaries and Other Affiliates
MBL Life's subsidiary operations primarily include real estate investment management, brokerage activities and other investment management and advisory services. At December 31, 1996 and 1995, MBL Life's investment in the net equity of such unconsolidated subsidiaries, including those carried in the SPAV, amounted to approximately $14 million and $10 million, respectively. MBL Life incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities.

MBL Life's net equity in joint ventures and other partnerships, principally real estate and venture capital, including those transferred to the Industry Separate Account and the SPAV, was approximately $149 and $280 million at December 31, 1996 and 1995, respectively. MBL Life has outstanding mortgage loans with several of its real estate joint ventures. The carrying value of such mortgages, including those transferred to the Industry Separate Account and the SPAV, was approximately $78 and $87 million at December 31, 1996 and 1995, respectively. The real estate joint ventures are mostly residential in nature, consisting of either apartment projects or developmental residential type condominiums are primarily located in the southeastern United States.

The carrying value of MBL Life's investment in the largest project was approximately 33% and 30% of the SPAV assets at December 31, 1996 and 1995, respectively. In addition, residential mortgage loans with a carrying value of approximately 20% and 13% of the SPAV assets at December 31, 1996 and 1995, respectively, were issued to purchasers of units in this largest project.

As a result of participating in certain leveraged buyout transactions, MBL Life had a controlling interest in a home improvement retailer located in the northwestern United States and a significant investment in an integrated manufacturer and distributor of children's clothing. The carrying value of MBL Life's investment in these two noninsurance subsidiaries was approximately $82 million at December 31, 1995. The aforementioned assets were included with the large and/or illiquid assets which were transferred to the SPAV. During 1996, the home improvement retailer filed for bankruptcy protection under Chapter 11, which resulted in MBL Life's investment being written off. Also during 1996, the Company sold its investment in the children's clothing operation. The net gain to the SPAV during 1996 relating to these two assets was $19.8 million.

The Company monitors and adjusts the carrying value of the SPAV assets based upon the disposition plan of the individual assets in the SPAV.

4.  Investments
    Net investment income for the years ended December 31, 1996 and 1995 were derived from the following sources (in thousands):

                             				   1996           1995

Bonds                          $  330,670      $  274,482
Stocks:
  Preferred                             4              63
  Common                            6,664           5,894
Mortgage loans on real estate      82,499         141,445
Real estate owned                 104,172         115,356
Policy loans                      513,114         525,483
Other invested assets               3,048           2,551
Short term investments              2,914           4,334
Other                               4,223           3,824
	                            			---------       ---------
     Total investment income    1,047,308       1,073,432

Investment expenses              (116,611)       (115,056)
	                            			---------       ---------

Net investment income          $  930,697      $  958,376
                            				---------       ---------
	                            			---------       ---------

Bonds
The amortized cost, gross unrealized gains and losses and NAIC market values of bonds by category, as of December 31, 1996 and 1995, are shown below (in thousands).


	                            					                     December 31, 1996      NAIC
	                                   				 Amortized     Gross Unrealized       Market
                                   					 Cost          Gains       Losses     Value
U.S. Treasury securities and obligations
  of U.S. Government agencies             $  511,384   $   514     $    83    $  511,815
Foreign governments                           99,617     2,384         -         102,001
Corporate securities                       4,705,137    21,673         533     4,726,277
Mortgage-backed securities                   303,751      -            -         303,751
					                                      ---------    ------       -----     ---------
	Total                                    $5,619,889   $24,571     $   616    $5,643,844
					                                      ---------    ------       -----     ---------
			                                   		   ---------    ------       -----     ---------



					                                          	       December 31, 1995      NAIC
				                                   	 Amortized     Gross Unrealized       Market
                                   					 Cost          Gains       Losses     Value
U.S. Treasury securities and obligations
  of U.S. Government agencies             $   45,449   $   278      $  477    $   45,250
Foreign governments                          143,581     5,863          -        149,444
Corporate securities                       3,546,374    58,623         657     3,604,340
Mortgage-backed securities                   290,209      -             -        290,209
					                                      ---------    ------       -----     ---------
	Total                                    $4,025,613   $64,764      $1,134    $4,089,243
				                                   	   ---------    ------       -----     ---------
				                                   	   ---------    ------       -----     ---------



The amortized cost and NAIC market value of bonds, at December 31, 1996, respectively, by contractual maturity are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

					                                     December 31, 1996 (in thousands)
                                   					Amortized Cost    NAIC Market Value

Due in one year or less                 $   333,654       $    335,282
Due after one year through five years     4,917,947          4,939,275
Due after five years through ten years       63,601             64,600
Due after ten years                             936                936
					                                     ---------          ---------
			                                   		  5,316,138          5,340,093

Mortgage-backed securities                  303,751            303,751
				                                   	  ---------          ---------
	Total                                  $ 5,619,889        $ 5,643,844
	                                   				  ---------          ---------
		                                   			  ---------          ---------

Proceeds from sales of investments in debt securities during 1996 and 1995 were $1.3 billion and $2.3 billion, respectively. Gross gains of $11.7 and $22.1 million and gross losses of $6.4 million and $10.2 million were realized on those sales in 1996 and 1995, respectively.

Stocks
The statement values, which also represent fair values, and the cost of preferred and common stocks as of December 31, 1996 and 1995, are shown below (in thousands):

							                                                   December 31,
					                                          1996                      1995
						                                                NAIC                        NAIC
						                                                Statement                   Statement
                                   					  Cost        Value          Cost         Value
Preferred stocks:
  Industrial and miscellaneous            $     27    $     27       $   1,382    $   1,059
					                                       ------      ------         -------       ------
Common stocks:
  Public Utilities                             990       3,208           1,517        3,954
  Banks, thrifts and insurance companies       610       2,904             550        1,758
  Industrial and miscellaneous             111,867     141,813         207,200      230,953
  Unconsolidated subsidiaries               12,524      14,198          17,014        9,642
			                                   		   -------     -------         -------      -------
					                                      125,991     162,123         226,281      246,307
			                                   		   -------     -------         -------      -------
     Total stocks                         $126,018    $162,150       $ 227,663    $ 247,366
				                                   	   -------     -------         -------      -------
		                                   			   -------     -------         -------      -------

Gross unrealized investment gains on preferred and common stocks totaled $43.7 million and $34.3 million and gross unrealized investment losses totaled $781,000 and $1.9 million at December 31, 1996 and 1995, respectively.

Proceeds from sales of preferred and common stocks during 1996 and 1995 were $398.8 million and $158.2 million, respectively. Gross gains of $21.1 million and $7.5 million and gross losses of $1.7 million and $2.0 million were realized on those sales in 1996 and 1995, respectively.

Mortgage Loans on Real Estate
As of December 31, 1996 and 1995, the carrying value of mortgage loan investments in the General Account was $379.4 million and $1.3 billion, respectively. The carrying value is at admitted asset value, therefore the effects of any valuation allowances, either individually or in the aggregate, have been reflected in the accompanying statutory financial statements. Mortgage loans are collateralized by properties located throughout the United States. The states with the highest concentrations as a percentage of carrying value at December 31, 1996 and 1995 were:

			                         Concentration %
                            December 31,
			                      1996            1995
  State
  California             12%             12%
  Florida                12%              8%
  Texas                  10%             <5%
  Georgia                10%             <5%
  Michigan                7%             11%
  Virginia                7%             <5%
  Pennsylvania            5%             <5%
  District of Columbia    5%             <5%
  New Jersey             <5%              8%
  North Carolina         <5%              6%
  Iowa                   <5%              5%

The remaining carrying value is geographically disbursed throughout the country with no individual state concentration exceeding 5%.

As of December 31, 1996 and 1995, the underlying collateral of the mortgage loan investments as a percentage of total mortgages were diversified as follows:
                      			1996         1995

Office buildings         34%          37%
Retail                   14%          11%
Apartment buildings      30%          13%
Agricultural              -           20%
Industrial               11%           9%
Other                    11%          10%
                     			---          ---
                     			100%         100%
                     			---          ---
                     			---          ---

During 1996, the General Account sold in four separate transactions, mortgage loans with a principal balance of approximately $635 million which Mutual Benefit Life had originated, including $40 million held in the Industry Separate Account. These transactions resulted in a pre-tax loss to the General Account of $39.6 million and a pre-tax gain of $.3 million to the Industry Separate Account for 1996.

A securitization of commercial mortgage loans with a principal balance of approximately $128 million was completed effective May 21, 1996. These mortgage loans were sold to a depositor under an agreement which contained certain recourse and cure provisions. The General Account would be required to repurchase individual mortgage loans based on the discovery of a material defect in a Trustee Mortgage File not cured within 90 days or a material breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans, and indemnify the depositor and the under-writer for securities law violations based upon an untrue statement of material fact or omission of a material fact by MBL Life in connection with certain information in the prospectus and certain materials delivered to the depositor in relation to the transaction.

The second transaction was a bulk sale of commercial mortgage loans with a principal balance of approximately $119 million sold effective in June 1996. These mortgage loans were sold to investors under an agreement which contained certain recourse or cure provisions. The General Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The third transaction was a portfolio sale of residential mortgage loans with a principal balance of approximately $28 million, including $7 million held in the Industry Separate Account sold effective November 20, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The fourth transaction was a sale of the Company's farm mortgage loan portfolio with a principal balance of approximately $360 million, including $33 million held in the Industry Separate Account sold effective December 10, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The sale of the mortgage loans held in the Industry Separate Account in 1996 was the full responsibility of the Industry Separate Account. The General Account has no future potential for monetary investment or support.

During 1995 the Industry Separate Account sold, in two separate transactions, a securitization and a bulk sale, mortgage loans with a principal balance of approximately $192 million that Mutual Benefit Life had originated. These transactions resulted in a pre-tax loss of $98.9 million to the Industry Separate Account for 1995.

The securitization of mortgage loans with a principal balance of approximately $109 million was sold effective November 28, 1995. These mortgage loans were sold to a depositor under an agreement which contained certain recourse or cure provisions. The Industry Separate Account would be required to repurchase individual mortgage loans based on the following: discovery of a material defect in a Trustee Mortgage File not cured within 90 days; or a breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans.

The bulk sale of mortgage loans with a principal balance of approximately $83 million was effective December 20, 1995. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset, which breach materially and adversely affects the value of such asset.

The sale of these mortgage loans in 1995 was the full responsibility of the Industry Separate Account. The General Account has no future potential for monetary investment or support.

Policy Loans
Policy loans consist of outstanding loans issued to holders of COLI contracts and universal life contracts. Interest charged on the COLI loans is adjustable and determined periodically based on published market interest rates. The carrying value of the COLI loans was approximately $4.5 billion as of December 31, 1996 and 1995. The carrying value of universal life policy loans as of December 31, 1996 and 1995 was approximately $396 million and $452 million, respectively.

Assets on Deposit
As of December 31, 1996 and 1995, MBL Life had securities with a carrying value of $5.5 and $5.3 million, respectively on deposit with regulatory agencies. The securities on deposit are reflected in the accompanying statutory balance sheets as follows:

		                           December 31,
                   		  1996                1995

  Bonds            $ 3.4 million      $ 3.5 million
  SPAV               2.1 million        1.8 million


Special Purpose Asset Vehicle
The following is a summary of the carrying values of the net assets in the SPAV (in thousands):

                                        					    December 31,
					                                         1996          1995

 Bonds                                     $  17,559     $    55,878
 Stocks:
   Preferred                                   1,500          46,371
   Common                                     31,025         126,195
 Mortgage loans on real estate                38,951          67,991
 Real estate owned                               215           2,443
 Other invested assets                        88,969         193,286
 Investment income due and accrued               264           1,434
 Other assets                                 12,782          22,938
 Liabilities                                    -                (91)
				                                   	    --------      ----------
				                                   	   $ 191,265     $   516,445
			                                   		    --------      ----------
		                                   			    --------      ----------

 Net equity of SPAV:
   Included in General Account             $ 140,009     $    378,047
   Included in Industry Separate Account      51,256          138,398
                                   					    --------       ----------
		                                   			   $ 191,265     $    516,445
			                                   		    --------       ----------
			                                   		    --------       ----------


5.  Investment Contract Liabilities
Investment contracts represent policies or contracts that do not incorporate significant insurance risk. Included in reserves for life and annuity contracts are amounts classified as investment contracts. The carrying value of such investment contracts was approximately $3.1 billion as of December 31, 1996 and 1995.

Policyholder funds left on deposit, which are classified as investment contracts, had a carrying value of approximately $129 million and $135 million as of December 31, 1996 and 1995, respectively.

6.  Fair Value Information
The estimated fair value amounts of financial instruments included herein have been determined by MBL Life using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The estimates presented herein are not necessarily indicative of the amounts MBL Life could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table discloses the fair value of financial instruments. For financial instruments not discussed below the carrying amount is a reasonable estimate of fair value.


				                                       December 31, 1996               December 31, 1995
				                                       (in thousands)                  (in thousands)
				                                  Carrying       Estimated        Carrying      Estimated
                            				      Value          Fair Value       Value         Fair Value
Assets:
  Bonds                                $ 5,619,889    $ 5,670,809     $ 4,025,613   $ 4,192,158
  Stocks                                   162,150        162,154         247,366       247,071
  Mortgage loans on real estate            379,419        380,821       1,262,465     1,205,867
  Financial instruments included in
    SPAV (General Account's Share)          65,175         68,950         216,996       211,539

Liabilities:
  Investment contracts:
    Life and annuity contracts           3,082,098      2,913,511       3,081,459     2,868,582
    Policyholder funds left on deposit     129,352        127,767         135,063       139,046
  Other liabilities:
    Policy and contract                     47,811         47,738          39,314        39,223
    General                                187,239        185,718         172,570       171,574


The General Account's share of the net equity in the estimated fair value of the SPAV includes only those financial instruments, namely bonds, stocks and mortgage loans on real estate, that qualify for disclosure under SFAS No. 107.

Bonds
For debt securities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded securities represented approximately 98% of the carrying value and estimated fair value of the total debt securities as of December 31, 1996. For all other debt securities, estimated fair value was determined by management based on interest rates, maturity, credit quality and average life.

Stocks
The estimated fair value for unaffiliated common stocks was determined on the basis of values provided by the SVO. Estimated fair value of affiliated common stock was determined on the basis of MBL Life's equity in the subsidiary's net assets, after adjusting the subsidiary's financial instruments to an estimated fair value in a manner consistent with that of MBL Life. For publicly traded preferred stocks, estimated fair value was obtained from an independent market pricing service. For all other preferred stock, estimated fair value was determined by management based on such factors as interest rates, credit quality, conversion options and dividend paying status.

Mortgage Loans on Real Estate
The fair values of mortgage loans on real estate were estimated based on expected discounted cash flows with the interest rates being adjusted for credit risk. The estimated fair value presented is not necessarily indicative of the amounts MBL Life could realize in a market exchange.

Policy Loans
All policy loans carried on MBL Life's books involve some combination of variable loan rate and liability adjustment factor to directly recognize the presence of policy loans. These factors work to increase or decrease interest credited to policy account values in a way that is tied to the actual policy loan interest charged. These loans, therefore, are determined to have a fair value equal to the face value of the policy loans.

Investment Contract Liabilities
The fair values for liabilities of investment contracts included in both reserves for life and annuity contracts and policyholder funds left on deposit are estimated using discounted projected cash flows, based on interest rates which would be offered at December 31, 1996 for similar contracts with maturities consistent with those remaining for the contracts being valued.

Industry Separate Account
As indicated in Note 1, the purpose of the Industry Separate Account is to segregate those assets which are supporting the liabilities being guaranteed by the Industry Reinsurers. For purposes of the disclosure requirements of SFAS No. 107, the carrying value and estimated fair value of the financial instruments in the Industry Separate Account have been determined to be equivalent since the Industry Reinsurers would be required to support any adjustment in the estimated fair value of the assets to the extent such support is necessary to cover the liabilities. To the extent the estimated fair value of the assets exceeds the estimated fair value of the liabilities at the end of the Rehabilitation Period, as defined in the Plan, such excess would be paid out in accordance with the terms of the Participation and Reinsurance Agreement, which is part of the Plan.


7. Reinsurance Transactions
MBL Life has direct liability to the policy or contract holder on policies ceded and would be responsible for payment if the reinsurer is unable to meet its obligation under the reinsurance agreements.

MBL Life has entered into a joint venture with another insurer to operate MBL Life's COLI business. The joint venture agreement calls for assumption of individual COLI policies as of November 4, 1992 and group COLI policies as of August 2, 1994 by the other insurer with MBL Life retaining an 80% interest in future profits and losses of that business. The agreements also gave MBL Life the option to reinsure a specified percentage of new COLI business issued by the other insurer. COLI policy reserves and contract liabilities, including dividends to be paid in the following year, amounted to $5.1 billion at December 31, 1996 and 1995.

In addition, MBL Life has reinsured certain of its life, health, and annuity contracts with other insurance companies under various agreements. The financial statements are shown net of reinsurance. Policy and contract liabilities have been reduced by $142.9 million and $149.3 million at December 31, 1996 and 1995, respectively, for life, health and annuity reserve credits taken on $1.2 billion and $1.3 billion of in-force life reinsurance ceded. Under GAAP, assets would include amounts for reinsurance recoverable, and policy and contract liabilities would not be reduced for reserve credits.

8.  Federal Income Taxes
For tax periods through May 1, 1994, MBL Life filed a consolidated Federal income tax return with Mutual Benefit Life. Tax allocations between MBL
Life and Mutual Benefit Life through May 1, 1994 were based on an agreement which provides, among other things, that in the event MBL Life has a tax gain (loss) from operations for any year, it would pay to (receive from) Mutual Benefit Life an amount equal to the corresponding increase (reduction) in the consolidated tax liability. For tax periods subsequent to May 1, 1994, MBL Life files as a stand alone company. MBL Life entered into a tax allocation agreement with the Industry Reinsurers which provides, among other things, that in the event the Industry Separate Account has a tax gain (loss) for any year, it shall pay to (receive from) the General Account an amount equal to the corresponding increase (reduction) in MBL Life's overall tax liability.

MBL Life requested and received a private letter ruling from the Internal Revenue Service stating that the transfer of assets pursuant to the terms of the Plan qualified as a tax free reorganization under the Internal Revenue Code.

As of December 31, 1996, MBL Life had reached agreement on its federal tax liability with the Internal Revenue Service for all years through 1993. In the opinion of management, MBL Life has established adequate reserves to provide for the payment of any additional taxes which might result from settlement of possible deficiencies for years subsequent to 1993.

Under pre-1984 life insurance company income tax laws, a portion of current "gain from operations" of MBL Life for those years is not subject to current taxation but is accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus". The aggregate accumulation in this account at December 31, 1996 was approximately $8 million. Subject to certain limitations, "policyholders' surplus" is not taxed until distributed or the insurance company no longer qualifies to be taxed as a life insurance company. Taxes have not been provided on amounts included in this memorandum account since MBL Life contemplates no action or events that would create such a tax.


9.  Employee Benefit Plans
Pension Plans
In accordance with the terms of the Plan, MBL Life assumed the sponsorship of Mutual Benefit Life's defined benefit pension plans covering all eligible employees, soliciting agents and agency office employees of MBL Life and certain of its subsidiaries. MBL Life is also the administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

The funded status of the qualified defined benefit pension plans at January 1, 1996, the date of the most recent valuation, and the accumulated benefit obligation and plan assets at January 1, 1996 are as follows (in thousands):

                                   					   January 1, 1996
  Actuarial present value of obligations:
    Vested                                 $     65,824
    Non-vested                                    6,030
					                                          --------
    Accumulated benefit obligation         $     71,854
					                                          --------
					                                          --------
  Plan assets available for benefits       $    125,568
					                                          --------
					                                          --------

The prepaid pension cost is a non-admitted asset and is not included in the accompanying statutory statement of assets, liabilities and surplus. Due to the funded position of the pension plans, no contributions were required to be made in 1996.

The weighted average discount rate used in determining the actuarial present value of the accumulated benefit obligation was 8.0% for 1995. During 1994, annuities amounting to $43.1 million were purchased, out of plan assets, from Mutual Benefit Life (the former sponsor of the plans) to satisfy future benefit obligations. These annuities were transferred to MBL Life as part of the implementation of the Plan.

As of December 3l, 1996, the pension plan's assets are principally comprised of investments in U.S. Government securities and long-term and short-term corporate obligations.

MBL Life has established a liability of $12.8 million and $10.5 million at December 31, 1996 and 1995, respectively, to cover estimated future funding requirements of the non-qualified excess benefit plans.

Post-Retirement Benefits Other Than Pensions
In addition to pension benefits, MBL Life provides certain health care and life insurance benefits ("post-retirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for MBL Life. Life insurance benefits are generally set at a fixed amount.

In 1993, Mutual Benefit Life changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized portion of the transition obligation as of December 31, 1996 and 1995 was $18.1 million and $20.5 million, respectively.

Net periodic post-retirement benefits cost includes the following
(in thousands):
                                                  							   1996

  Accrued post-retirement benefit cost at January 1       $ 10,014
				                                                 			   -------
  Service cost                                                 571
  Interest cost                                              9,938
  Amortization of unrecognized transition obligation         2,465
  Net amortization and deferral                                140
							                                                    -------
     Total expense for the year                             13,114

  Expected benefits paid during the year                    (1,528)
				                                                 			   -------
     Accrued post-retirement benefit cost at December 31  $ 21,600
							                                                    -------
                                                 							   -------

The following represents the unfunded accumulated post-retirement benefit obligation as determined by the plan's actuaries (in thousands):

                                                 							    1996

  Retirees                                                $ 39,032
  Other fully eligible plan participants                        46
				                                                 			   -------
     Accumulated post-retirement benefit obligation         39,078

  Unrecognized net gain                                        606
  Unrecognized transition obligation                       (18,084)
				                                                 			   -------
     Accrued post-retirement benefit cost                 $ 21,600
							                                                    -------
						                                                 	   -------

The weighted average discount rate used in determining the current year accumulated benefit obligation was 7.25%. The health care cost trend rate was 8.5% graded to 5.0% over eight years for pre-age 65 claims and 8.0% graded to 5.0% over eight years for post-age 65 claims.

Post-employment Benefits
The Company has certain post-employment benefits provided to former or inactive employees who are not retirees. These benefits are for uninsured expenses that include long and short-term disability medical and life insurance continuation. The provision for these benefits at December 31, 1996 and 1995 and the incremental expense are insignificant.

Savings and Investment Plans
MBL Life sponsors savings and investment plans available for substantially all employees and qualifying agents under which MBL Life matches a portion of their contributions which vest ratably over three years. MBL Life contributed approximately $1.2 million and $1.1 million in 1996 and 1995, respectively, which is reflected in the accompanying statutory statements of operations.

Early Retirement Plan
In October 1996, MBL Life announced its plan to reduce future operating expenses through a reduction in the Company's workforce. Such reduction was accomplished by a special voluntary early retirement program affecting 121 eligible employees. This was supplemented by an involuntary staff reduction of 59 employees. This staff reduction will be completed by June 30, 1997.

The estimated cost of this program amounted to approximately $18 million pre-tax and included amounts for enhanced pension benefits, post-retirement benefits and severance. These costs have been reflected in the accompanying 1996 statutory statement of operations.


10.  Capital and Surplus
While not prohibited by the Plan, it is currently not anticipated that any future earnings of MBL Life will be distributed to the stockholders prior to the end of the Rehabilitation Period, as defined in the Plan. The amount of dividends which the Company may pay to the stockholders without the prior approval of the Commissioner is subject to restrictions relating to profits on participating policies and contracts and to a requirement that the Company maintain a statutory surplus equal to 105% of required risk based capital. Under New Jersey Insurance Law, MBL Life must maintain minimum statutory capital and surplus of $7,650,000.

The NAIC has developed risk-based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the underwriting, investment and other business risks inherent in an individual company's operations. Any insurance company which does not meet threshold risk-based capital levels ultimately will be subject to regulatory proceedings. MBL Life met its minimum risk-based capital level as of December 31, 1996.

11.  Leases
MBL Life does not have any material operating or capital lease obligations.


12.  Other Commitments and Contingencies
Guarantees
MBL Life has entered into certain arrangements in the course of its business which, under certain circumstances, may impose financial obligations upon MBL Life.

Pursuant to the terms and conditions of the Plan, certain Mutual Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not assumed by MBL Life (see Note 13).

Warrant Shares
Pursuant to the terms of the Plan, MBL Life granted to the Participating Guaranty Associations and the Industry Reinsurers, in exchange for nominal value, a nontransferable warrant to purchase an interest in MBL Life's issued and outstanding shares, which interests together shall constitute a 20% interest. The warrants shall be exercisable for one year commencing on the first day following the end of the Rehabilitation Period, as defined in the Plan, at a formula price as set forth in the warrant to be determined at the exercise date. No value was assigned to these warrants upon issuance.

Litigation
MBL Life is involved in litigation arising in the ordinary course of business or as may be related to the Rehabilitation proceedings involving its former parent, Mutual Benefit Life (see Notes 14 and 15).

Lines of Credit
As of December 31, 1996 and 1995, MBL Life had no lines of credit.


13.  Rehabilitation Plan Events during 1996
Pursuant to the terms of the Plan, the Commissioner, prior to July 1996, was to determine whether, in her opinion, the General Account had sufficient liquidity and has performed adequately to allow Restructured Contract Holders to make withdrawals prior to the end of the Rehabilitation Period with a reduction or elimination of the early withdrawal charges (i.e. moratorium charges). Any such determination would have required approval by both the Participating Guaranty Associations and the Industry Reinsurers. The Commissioner decided not to reduce or eliminate the early withdrawal charge and as part of the Settlement Agreement (see Note 14), the moratorium charges as defined in the Plan will remain in effect for the duration of the Rehabilitation Period.

In accordance with the terms and conditions under which the Life Insurance Company Guaranty Corporation of New York (the "LICGCNY") agreed to become a Participating Guaranty Association under the Plan, the LICGCNY has agreed to provide to each New York covered policyholder, no later than July 16, 1996, the following enhancement to the Plan. The LICGCNY will assure payment of the full non-loaned account balance without the application of any early withdrawal charges, to any New York covered policyholder who elects to receive the full amount of their non-loaned account balance on or after July 16, 1996 and who (a) submits an affidavit stating that the funds will not be transferred to other insurance policies or rolled over to other tax-qualified vehicles, or (b) is eligible to elect retirement benefits from MBL Life pursuant to the terms of the Plan, and submits an affidavit stating that the funds will be used in their entirety to purchase a life annuity (with no cash value to the annuitant) from another insurance company. The LICGCNY had the option to either absorb the moratorium charges or substitute itself as the policyholder. As of December 31, 1996, $22 million of surrenders pursuant to the terms of the New York enhancement have been processed by the Company. New York policyholders were paid out their full account value, less policy loans, upon request and the LICGCNY immediately reimbursed MBL Life for any moritorium charges that would normally have been charged against the policyholders' account value. The LICGCNY is also reimbursing MBL Life for the net account values paid out as of each year end and the LICGCNY will be "refunded" these monies plus normal interest credited at the end of the Rehabilitation period. A substitute liability amounting to $13.8 million representing these amounts due to the LICGCNY has been included in the accompanying statutory financial statements.


14. Rehabilitation Plan Appeals and Subsequent Event
Several appeals had been filed by parties to the Plan challenging the constitutionality of the application of the New Jersey Life and Health Insurers Rehabilitation and Liquidation Law to the Mutual Benefit Life Rehabilitation, as well as the order of priority imposed upon claimants under the Plan. In general, the appellants: (1) asserted that general unsecured creditors were entitled to parity of treatment with policyholders;
(2) requested reclassification of certain claims as policyholder claims rather than general unsecured claims; and (3) challenged the crediting of interest to policyholders during certain periods subsequent to the commencement of the Rehabilitation.

Further, the Commissioner had appealed certain of the Court's modifications to the Plan. The modifications of the Court included: (1) a change to the beneficiaries of the stock trust from holders of restructured policyholder contracts in the general account to the unsecured creditors (and to give the unsecured creditors a right to approve a sale of MBL Life stock or assets);
(2) the elimination of the possibility that holders of restructured policyholder contracts in the general account would receive a bonus crediting rate at the end of the Rehabilitation Period in the event MBL Life has assets in excess of minimum risk based capital requirements for insurance companies; and (3) a requirement that MBL Life distribute to the unsecured creditors at the end of the Rehabilitation Period any assets in excess of 105% of its risk based capital requirement.

On January 9, 1997 the Superior Court of New Jersey entered an order approving a Settlement Agreement between the Company and the Class Four Creditors ("Settlement Agreement") as identified in the Plan. The key elements of the Settlement Agreement are:

The appeals, cross appeals, and other related litigation, including challenges to interest crediting rates filed in connection with the approval of the Plan of Rehabilitation, will be dismissed.

Interest rates credited to restructured General Account insurance liabilities each year for 1996 through 1999 will be fixed at the rates in effect in 1996. Those rates ranged from 4.35% to 5.35%.

Policyholder guarantees, the length of the Rehabilitation Period, and the current schedule of moratorium charges remain in effect and unchanged.

Class Four Creditors and eligible policyholders who remain with the Company after the end of 1999 will share in the future value of the Company. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible policyholders, if MBL Life meets its capital growth projections (although the policyholder share may be reduced if it does not meet its capital growth projections).

As an incentive to stay with the Company, eligible policyholders will earn the right to share in future value in four stages over three and one-half years, beginning January 1, 2000.

The account values of Industry Separate Account contracts will be paid in full immediately on or about December 31, 1999. The option to delay payouts or to pay out account values in five installments, as defined in the Plan, will be eliminated. In return for the certainty of full access on December 31, 1999, Industry Separate Account contractholders will waive their right to dispute their eligibility for guaranty association coverage.

After a 45 day appeal period ending February 24, 1997, the Settlement Agreement became final and non-appealable. The Settlement Agreement is not expected to have a significant impact on the financial position of the Company.


MBL LIFE ASSURANCE CORPORATION

Supplemental Schedule of Assets and Liabilities

The following is a summary of certain financial data included in other exhibits and schedules of the 1996 Statutory Annual Statement subjected to audit procedures by our independent auditors and utilized by our actuaries in the determination of reserves.

Investment Income Earned:
  U.S. Government bonds                          $       9,211,525
  Other bonds (unaffiliated)                           321,458,103
  Bonds of affiliates                                            0
  Preferred stocks (unaffiliated)                            3,921
  Preferred stocks of affiliates                                 0
  Common stocks (unaffiliated)                           5,777,023
  Common stocks of affiliates                              887,197
  Mortgages loans                                       82,498,746
  Real estate                                          104,172,363
  Premium notes, policy loans and liens                513,114,438
  Collateral loans                                               0
  Cash on hand and on deposit                               99,006
  Short-term investments                                 2,913,893
  Other invested assets                                  3,048,051
  Derivative Instruments                                         0
  Aggregate write-ins for investment income              4,123,813
                                          						  ----------------
      Gross investment income                    $   1,047,308,079
				                                          		  ----------------
			                                          			  ----------------

Real Estate Owned - Book Value less Encumbrances       208,290,633

Mortgage Loans - Book Value:
  Farm mortgages                                 $               0
  Residential mortgages                                          0
  Commercial mortgages                                 406,938,361
			                                          			  ----------------
      Total mortgages loans                      $     406,938,361
					                                          	  ----------------
				                                          		  ----------------

Mortgage Loans By Standing - Book Value:
  Good standing                                        218,530,639
  Good standing with restructured terms                142,719,009
  Interest overdue more than three months, not
       in foreclosure                                   45,688,713
  Foreclosure in process                                         0

Other Long-term Assets - Statement Value -
       Other Invested Assets                            49,577,417
Collateral Loans                                                 0
Bonds and Stocks of Parents, Subsidiaries
       and Affiliates - Book Value:
  Bonds                                                          0
  Preferred Stocks                                               0
  Common Stocks                                         45,430,425


Bonds and Short-term Investments by Class and Maturity:
  Bonds by Maturity - Statement Value
    Due within one year less                     $     488,133,230
    Over 1 year through 5 years                      5,114,804,527
    Over 5 years through 10 years                       36,934,377
    Over 10 years through 20 years                      10,800,698
    Over 20 years                                            1,120
                                          						  ----------------
      Total by Maturity                          $   5,650,673,952
			                                          			  ----------------
		                                          				  ----------------

  Bonds by Class - Statement Value
    Class 1                                      $   4,727,508,096
    Class 2                                            886,071,871
    Class 3                                             14,901,602
    Class 4                                             20,455,434
    Class 5                                              1,736,949
    Class 6                                                      0
                                          						  ----------------
      Total by Class                             $   5,650,673,952
				                                          		  ----------------
		                                          				  ----------------

      Total Bonds Publicly Traded                    5,528,260,376
      Total Bonds Privately Placed                     122,413,577

Preferred Stocks - Statement Value                          27,246
Common Stocks - Market Value                           162,123,446
Short-term Investments - Book Value                     30,784,747
Options, Caps and Floors Owned - Statement Value                 0
Options, Caps and Floors Written and In-force
       - Statement Value                                         0
Collar, Swap and Forward Agreements Open
       - Statement Value                                         0
Futures Contracts Open - Current Price                           0
Cash on Deposit                                         11,074,456

Life Insurance In Force:  (000's omitted)
  Industrial                                                     0
  Ordinary                                              46,238,294
  Credit Life                                                    0
  Group Life                                               633,650

Amount of Accidental Death Insurance In
      Force Under (000's omitted)
  Ordinary Policies                                        433,235

Life Insurance Policies with Disability Provisions
	  In Force (000's omitted):
  Industrial                                                     0
  Ordinary                                               2,561,821
  Credit Life                                                    0
  Group Life                                                     0

Supplementary Contracts In Force:
  Ordinary - Not Involving Life Contingencies
    Amount on Deposit                                   80,008,026
    Income Payable                                       5,486,000

  Ordinary - Involving Life Contingencies
    Income Payable                                       4,154,646

  Group - Not Involving Life Contingencies
    Amount of Deposit                                   18,759,200
    Income Payable                                       5,945,477

  Group - Involving Life Contingencies
    Income Payable                                         976,000

Annuities:
  Ordinary
    Immediate - Amount of Income Payable                   345,270
    Deferred - Fully Paid Account Balance                7,113,024
    Deferred - Not Fully Paid - Account Balance        113,217,267

  Group
    Amount of Income Payable                            34,442,616
    Fully Paid Account Balance                           4,986,983
    Not Fully Paid - Account Balance                 3,051,536,600

Accident and Health Insurance - Premiums In Force:
  Ordinary                                              12,839,032
  Group                                                          0
  Credit                                                         0

Deposit Funds and Dividend Accumulations:
  Deposit Funds - Account Balance                       33,041,450
  Dividend Accumulation - Account Balance                1,939,688

Claim Payments 1996:
  Group Accident and Health year - ended December 31, 1996
    1996                                                   216,736
    1995                                                         0
    1994 and prior                                         620,141

  Other Accident & Health
    1996                                                   833,277
    1995                                                 2,698,845
    1994 and prior                                       8,763,710

  Other coverages that use developmental methods to
	 calculate claims reserves
    1996                                                         0
    1995                                                         0
    1994 and prior                                               0

                 MBL VARIABLE CONTRACT ACCOUNT-2
                        formerly known as
           MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-2
_________________________________________________________________
                             PART C
                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a)  Financial Statements

The following Financial Statements are incorporated into Part B of this Registration Statement by reference from the Annual Report dated December 31, 1996, as filed with the Commission under the Investment Company Act of 1940 on February 26, 1997 (Accession No. 0000912057-97-006829):

     MBL Variable Contract Account-2:
     Report of Independent Accountants.
     Statement of Assets and Liabilities, December 31, 1996.
     Statement of Operations (year ended December 31, 1996).
     Statement of Changes in Net Assets (two years ended December
     31, 1996).

The following Financial Statements are filed pursuant to Item  23 of Part B of this Registration Statement:

     MBL Life Assurance Corporation:
     Report of Independent Accountants.
     Balance Sheet as of December 31, 1996.
     Statement of Operations (year ended December 31, 1996).
     Statement of Changes in Capital and Surplus
     (year ended December 31, 1996).
     Statement of Cash Flows (year ended December 31, 1996).


(b)  Exhibits*
(1)(A) Resolution of the Board of Directors of The Mutual Benefit Life Insurance Company establishing Mutual Benefit Variable Contract Account-2, incorporated by reference to earlier filing on March 20, 1970, SEC File No. 811-2047, Exhibit #A(1) of Form N-8B-2 Registration Statement of Registrant.
   (B) Resolution of the Board of Directors of MBL Life Assurance Corporation establishing MBL Variable Contract Account-2, incorporated by reference to earlier filing on April 29, 1994, SEC File Nos. 2-36664 and 811-2047, Exhibit #(1)(B)
       to Post-Effective  Amendment  No. 41 of Form N-4
       Registration Statement.
(2)    Not Applicable.
(3)(A) Variable Annuity Supervision Agreement dated January 5, incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2047, Exhibit #(3)(a) to Post-Effective Amendment No. 1 of Form N-8B-2 Registration Statement.
   (B) Form of Variable Contract Agreement For Enrollees, incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2047, Exhibit #(3)(b) to Post-Effective Amendment No. 1 of Form N-8B-2 Registration Statement.
(4)(A) Form of Group Tax Deferred Annuity Contract.
   (B) Form of Group Tax Deferred Annuity Contract.
           Both (A) and (B) incorporated by reference to earlier filing on March 2, 1987, SEC File No. 2-3664, Exhibit #(4)(a) and (4)(b) to Post-Effective Amendment No. 33 of Form N-4 Registration Statement.
   (C) Form of Group Tax Deferred Annuity Contract.
   (D) Form of Group Variable Annuity Contract.
           Both (C) and (D) incorporated by reference to earlier filing on March 3, 1988, SEC File No. 2-36664, Exhibit #(4)(c) and (4)(d) to Post-Effective Amendment No. 35 of Form N-4 Registration Statement.
   (E) Form of Endorsement to Contracts in (4)(A), (4)(B), (4)(C)
       and (4)(D).
   (F) Form  of Amendment to Group Variable Annuity Contracts  in
       (4)(A),  (4)(B),  (4)(C)  and  (4)(D)  above,  adding  the restrictions on redemption imposed by Section 403(b)(11) of the Internal Revenue Code of 1986, as amended. Both
       (E) and (F) incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(4)(e) and
       (4)(f) to Post-Effective Amendment No. 37 of Form N-4 Registration Statement.
   (G) Form of Group Tax Deferred Variable Annuity Contract, Deposit Administration, Individual Allocation.
   (H) Form of Group Annuity Deposit Administration Individual Allocation Companion to VCA-2. Both (G) and (H) incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(4)(g) and (4)(h) to
       Post-Effective  Amendment No. 37 of Form N-4  Registration
       Statement.
   (I) Form of Assumption Certificate (CRT-AC1 and CRT-AA2C), incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (6)(H) and (6)(I),
       respectively, to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
   (J) Form of Certificate of Participation (CRT-TDAO), incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (6)(J) to Post-
       Effective  Amendment  No.  12  of  Form  N-3  Registration
       Statement.
   (K) Form of Contract GVA-VCA2, incorporated by reference to earlier filing on April 29, 1994, SEC File Nos. 2-36664 and 811-3853, Exhibit #(4)(K) to Post-Effective Amendment No. 41 of Form N-4 Registration Statement.
(5)(A) Form of Application used with Contracts under IRC Section 403(b), incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-36664, Exhibit #(5)(A) to Post-Effective Amendment No. 40 of Form N-4 Registration Statement.
   (B) Form of Application used with Contracts under IRC Section 408, incorporated by reference to earlier filing on March 2, 1987, SEC File No. 2-36664, Exhibit #(5)(b) to Post-Effective Amendment No. 33 of Form N-4 Registration Statement.
   (C) Form of Acknowledgement of Statutory TDA Withdrawal Restrictions, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(5)(c) to Post-Effective Amendment No. 37 of Form N-4 Registration Statement.
(6)(A) Charter, as amended, of The Mutual Benefit Life  Insurance
       Company.
   (B) By-Laws, as amended, of The Mutual Benefit Life Insurance Company. Both (6)(A) and (6)(B) incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-36664, Exhibit # (6)(A) and (6)(B), respectively, to Post-Effective Amendment No. 40 of Form N-4 Registration Statement.
   (C) Second Amended and Restated Articles of Redomestication and Incorporation of MBL Life Assurance Corporation, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (8)(C) to Post-
       Effective  Amendment  No.  12  of  Form  N-3  Registration
       Statement.
   (D) Draft By-Laws of MBL Life Assurance Corporation, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (8)(D) to Post-
       Effective  Amendment  No.  12  of  Form  N-3  Registration
       Statement.
(7)    Not applicable.
(8)    Not applicable.
(9)    Opinion  of  Frank D. Casciano, General Counsel,   MBL
       Life Assurance Corporation.
(10)   Consent  of  Coopers  &  Lybrand  L.L.P.,  Independent
       Accountants.
(11)   Not applicable.
(12)   Not applicable.
(13)   Schedules   for   computation  of  each   performance
       quotation.
          (i)   One-Year Performance.
         (ii)   Five-Year Performance.
        (iii)   Ten-Year Performance.
(14)   Not applicable.
(15) Mutual Benefit Fund et al. No-Action Letter, dated October 27, 1993, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (19) to
       Post-Effective  Amendment No. 12 of Form N-3  Registration
       Statement.
(16) Mutual Benefit Life Insurance Company Information Statement Plan of Rehabilitation and Related Documents, including the Confirmation Order, dated January 28, 1994, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (20) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
(17)   Powers of Attorney.
       (A) Powers of Attornery, incorporated by reference to earlier filing on February 22, 1996, SEC File No. 333-01161, Exhibit (17) to Registration Statement of Form N-3.

       (B) Powers of Attorney, incorporated by reference to earlier filings on April 5, 1997, SEC File No. 333-01161,
       Exhibit (17) to Registration Statement of Form N-3.
       (C)  Powers of Attorney filed herewith.

________________________________________

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Item 25.  Directors   and   Officers  of   MBL   Life   Assurance
          Corporation.


          The Directors of MBL Life, their principal business addresses and their positions and offices with MBL Life, are as follows:

          Name and Principal      Position and Offices
           Business Address          with Depositor

          Alan J. Bowers           Director, President
          MBL Life Assurance       and Chief Executive
           Corporation             Officer
          520 Broad Street
          Newark, NJ 07102

          Elizabeth E. Randall     Director, Chairman
          20 W. State Street       of the Board
          CN-325
          Trenton, NJ 08625

          Janine J. Akey           Director
          20 W. State Street
          CN-325
          Trenton, NJ 08625

          Sheldon Brooks           Director
          The Prudential Asset
          Management Company, Inc.
          71 Hanover Road
          Florham Park, NJ 07932

          Donald Bryan             Director
          20 W. State Street
          CN-325
          Trenton, NJ 08625

          Thomas P. Gallager       Director
          20 W. State Street
          CN-325
          Trenton, NJ 08625

          Harry D. Garber          Director
          76 Mulberry Avenue
          Garden City, NY 11530

          John C. Kerr, Jr.        Director
          20 W. State Street
          CN-325
          Trenton, NJ 08625


          Richard W. Klipstein     Director
          National Organization
            of Life and Health
            Insurance Guaranty
            Association
          13873 Park Center Road
          Herndon, VA  22071


          Felix Schirripa          Director
          The Metropolitan Life
          Insurance Company
          One Madison Avenue
          New York, NY 10010-3690

              _____________________________________


     Officers (Other than Directors) of MBL Life whose activities relate to the Account are listed below.

          Frank D. Casciano        Executive Vice President,
                                   General Counsel and Secretary

          Robert T. Budwick        Executive Vice President -
                                   Chief Investment Officer

          Kenneth A. Watson        Executive Vice President -
                                   Chief Financial Officer

          Kathleen M. Koerber      Executive Vice President -
                                   Chief Operating Officer

          Kenneth K. Schaefer      Second Vice President
                                   and Treasurer


          David A. James           Senior Vice President,
                                   Securities Investment

          Albert W. Leier          Vice President
                                   and Controller

          William G. Clark         Senior Vice President,
                                   Pension and Investment
                                   Products


     All of these Officers maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.



Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

          MBL Variable Contract
          Account-2 was formerly a separate account of Mutual Benefit Life. In accordance with the Rehabilitation Plan of Mutual Benefit Life, the assets and liabilities of Mutual Benefit Variable Contract Account-2 were transferred to a separate account of MBL Life, and named MBL Variable Contract Account-2 (the "Account").

          The Account is a separate
          account of MBL Life, a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Plan appointing the New Jersey Commissioner of Banking and Insurance as Trustee through the end of the Rehabilitation Period, scheduled to terminate not later than December 31, 1999.
          Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

          As of April 1, 1997,
          those persons under common control with the Depositor
          (MBL Life) are illustrated on the following page. The following information relates to that chart.

          All corporations are organized under the laws of New Jersey except where a different state is indicated.

          The principal business of certain of the Depositor's affiliates are as follows:


          MBLLAC Holding Corporation is a holding company;
          First Priority Investment Corporation is a registered investment adviser and broker/dealer; Metro IRB, Inc., Fisher Island Corporation, Pelican Apartment Properties, Inc.
          and Metro JV, Inc. act as general partners in joint ventures; Mutual Benefit Marketing Group, Inc. markets insurance products; MAP Advisors, Inc. is a registered investment adviser; EHC Companies, Inc. is a holding company for Ernst Home Centers, Infotech Corp.,
          Extraspace Inc., and EDC, Inc., a home and garden chain, a data service provider, specialty retail stores, and a warehousing operation, respectively; and NWD Investment Company is a holding company for WD
          Holdings, Inc., a distribution company; Fisher Island
          Mortgage Corporation is inactive.  Markston Investment
          Management, a registered investment adviser, is a partnership owned 51 percent by MBL Sales Corporation;
          Hawaiian Macadamia Company, Inc., a processing company;
          Tong Yang Benefit Life Insurance Company, a foreign insurance company; International Corporate Marketing
          Group, an insurance broker.





    [The following page contains an organizational diagram of the direct and indirect subsidiaries of MBL Life and the mutual funds sponsored by MBL Life. The diagram indicates the state of incorporation for each entity and the percentage of voting securities controlled by MBL Life.]


          MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc. are investment companies as defined by the Investment Company Act of 1940. Registrant does not own any controlling interest in any of the Funds. First
          Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of Depositor, serves as distributor for the shares of both MAP-Equity Fund and MBL Growth Fund, Inc. Markston Investment
          Management, a partnership between Markston
          International, Inc. and MBL Sales Corporation, serves as investment adviser to MAP-Equity Fund and MBL Growth Fund, Inc. Shares of MBL Growth Fund, Inc. may be purchased only by insurance company separate accounts which are registered under the Investment Company Act of 1940. First Priority also serves as distributor and investment adviser for MAP-Government Fund, Inc. The
          Funds file separate financial statements.



Item 27.  Number of Contract Owners.

          As of March 31, 1997   -  112

Item 28.  Indemnification.

          To the extent permitted by law of the State of New Jersey and subject to all applicable requirements thereof, MBL Life has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testate or intestate, is or was a director or officer of MBL Life.

          Insofar as indemnification for liability arising under the Act may be permitted to Directors and Officers pursuant to the foregoing provisions, or otherwise, MBL Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MBL Life of expenses incurred or paid by a Director or Officer in the successful defense of any action, suit or proceeding) is asserted by such Director or Officer in connection with the securities being registered, MBL Life will, unless if in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Notwithstanding any agreement or document to the contrary, MBL Life undertakes not to indemnify any Director or Officer for any liability, the indemnification of which has been determined to be prohibited under the Federal securities laws.

Item 29.  Principal Underwriter.

          (a) First Priority, is the Account's principal underwriter. First Priority will also serve as principal underwriter for the following registered investment companies:

          MAP-Equity Fund, MBL Growth Fund, Inc., and MAP-Government Fund, Inc., as well as MBL Variable Contract Account-7, a separate account of MBL Life.

          First Priority will serve as the investment adviser to MAP-Government Fund, Inc. and MBL Variable Contract Account-7.

          (b) Information regarding First Priority's officers and directors:

          Name and Principal            Positions and Offices
           Business Address*             with First Priority

          William G. Clark              Director, President

          Frank D. Casciano             Director, Vice President
                                        and General Counsel

          Robert T. Budwick             Director, Vice President
                                        and Chief Investment
                                        Officer

          Alan J. Bowers                Director


          Kathleen M. Koerber           Director

          Albert W. Leier               Director, Vice President
                                        and Treasurer

          Judith C. Keilp               Vice President
                                        and Secretary

          Christopher S. Auda           Vice President,
                                        Operations

          James Switlyk                 Second Vice President
                                        Marketing Support

          Roger A. Vellekamp            Assistant Secretary


    * All of these Officers and Directors maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.


     (c)  Not applicable.

Item 30.  Location of Accounts and Records.

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Depositor, 520 Broad Street, Newark, New Jersey 07102.

Item 31.  Management Services.

          Other than as set forth under the caption "Administration" in the Prospectus constituting Part A of this Registration
          Statement, and under "Services" in the Statement of Additional Information constituting Part B, the Account is not a party to any management-related service contract.

Item 32.  Undertakings.
          (a)  Registrant undertakes to
          file a post-effective amendment to its Securities Act of 1933 Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
          (b)  Registrant undertakes to
          include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) the entire text of the Statement of Additional Information within the Prospectus.
          (c)  Registrant undertakes to
          deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
          (d)  Registrant undertakes to
          rely upon American Council of Life Insurance (Ref. No.
          IP-6-88, pub. avail. November 28, 1988) (the "Letter"), which permits restrictions on cash distributions to Participants in retirement plans meeting the requirements of Section 403(b) of the Internal Revenue
          Code of 1986, and represents that the following provisions of the Letter have been complied with:
           (1) That Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in this Registration Statement, including the Prospectus;
           (2) That Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in all sales literature used in connection with the offer of the Contract;
           (3) That the Account's Distributor has instructed sales representatives, who solicit Participants to purchase the Contract, specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential Participants;
           (4) That Registrant has obtained from each Participant purchasing a Section 403(b) Contract, prior to or at the time of purchase, a signed statement acknowledging the Participant's understanding of: (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer's Section
           403(b) arrangement to which the Participant may elect to transfer his or her Contract value.

          (f) MBL Life Assurance Corporation ("MBL Life") hereby represents that the fees and charges deducted under the annuity contracts decribed in the Account's prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MBL Life.

                           SIGNATURES

     As required by the Securities Act of 1933 and the Investment Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the 29th day of April, 1997

                    MBL VARIABLE CONTRACT ACCOUNT-2
                              (Registrant)

                    By:  JUDITH C. KEILP
                         Judith C. Keilp, Counsel
                         MBL Life Assurance Corporation

                    By:  MBL LIFE ASSURANCE CORPORATION
                              (Depositor)

                    By:  FRANK D. CASCIANO
                         Frank D. Casciano
                         Executive Vice President,
                         General Counsel and Secretary

      As  required  by  the Securities Act of  1933,  this  Post-
Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

ALAN J. BOWERS          Chief Executive Officer   April 29, 1997
Alan J. Bowers           Director, President

KENNETH A. WATSON       Chief Financial Officer   April 29, 1997
Kenneth A. Watson

ALBERT W. LEIER         Chief Accounting Officer  April 29, 1997
Albert W. Leier

Directors:
     Elizabeth E. Randall **
     Sheldon Brooks *
     Donald Bryan *
     Harry D. Garber *
     John Kerr *
     Richard W. Klipstein *
     Felix Schirripa *
     Janine J. Akey **
     Thomas Gallgher

By:  FRANK D. CASCIANO                  Date: April 29, 1997
     Frank D. Casciano
     Attorney-in-Fact

* Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney.

** Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney, filed herewith.

                         EXHIBIT INDEX


Exhibit*


 (9)      Opinion of Frank D. Casciano, General Counsel, MBL
          Life Assurance Corporation.

(10)      Consent of Coopers & Lybrand L.L.P., Independent
          Accountants.

(13) Schedules for computation of each performance quotation.

            (i)     One-Year Performance.
           (ii)     Five-Year Performance.
          (iii)     Ten-Year Performance.


(17)      Powers of Attorney.



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